UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐ PreliminaryProxy Statement
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☒ DefinitiveProxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

SIGNET JEWELERS LIMITED

(Name of Registrant as Specified In Its Charter)

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Signet Jewelers Limited

(Registered in Bermuda, No. 42069)

Registered Office:

Clarendon House

2 Church Street

Hamilton HM11

Bermuda

Dear Shareholder	April 27, 2012

ANNUAL GENERAL MEETING (“Meeting”)

It is my pleasure to invite you to the 2012 Annual General Meeting of the Shareholders of Signet Jewelers

Limited, which will be held on Friday, June 15, 2012 at 11:00 a.m. Eastern Time, at the Hilton Akron/Fairlawn, 3180 W. Market Street, Akron, Ohio, 44333, United States.

With effect from the conclusion of the Meeting, I will be stepping down from the Signet Board after seven years of service. It has been my privilege to serve as Chairman of the Company.

At the Meeting, you are being asked to re-elect all of the other directors of the Company and to appoint our independent registered public accounting firm. We are also providing Shareholders with a vote, on a non-binding advisory basis, to approve the compensation of the named executive officers as disclosed in the Proxy Statement (referred to as a “Say-on-Pay” vote). Information regarding the matters to be voted upon at this year’s Meeting is contained in the Notice of Meeting and Proxy Statement, which are included in the following pages.

The Company’s audited financial statements for the fiscal year ended January 28, 2012 (“Fiscal 2012”), as approved by the Board, will be presented at the Meeting.

This year we are again taking advantage of the rules under the Securities Exchange Act of 1934 that allow companies to furnish proxy materials to Shareholders electronically. You will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail or email. You will not receive a printed copy of the proxy materials unless you specifically request one or have previously requested one. The Notice explains how to access and review all of the important information contained in the Proxy Statement, as well as how to submit your proxy electronically or, additionally for US Shareholders, by telephone. If you would like to receive a printed copy of our proxy materials, please follow the instructions for requesting these materials that are included in the Notice. The Notice, form of proxy and form of direction include instructions on how you can access and review the Notice, Proxy Statement and Annual Report on the Company’s website.

It is important that your shares are represented and voted at the Meeting, regardless of the size of your holdings. Your vote is important.

Sir Malcolm Williamson

Chairman

Notice of Annual General Meeting

Notice is hereby given that the 2012 Annual General Meeting (“Meeting”) of the Shareholders of Signet Jewelers Limited (the “Company”) will be held at the Hilton Akron/Fairlawn, 3180 W. Market Street, Akron, Ohio, 44333, United States on Friday, June 15, 2012 at 11:00 a.m. Eastern Time, to consider the following items of business:

1.	Election of seven directors to the Company’s Board of Directors to serve until the next Annual General Meeting of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

2.	To appoint KPMG LLP as independent auditor of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next Annual General Meeting of the Company and to authorize the Audit Committee to determine its compensation.

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).

In addition, we will consider the transaction of any other business properly brought at the Meeting or any adjournment or postponement thereof.

Each of the matters to be presented at the Meeting will be voted upon by a poll.

The Company’s audited financial statements for Fiscal 2012, as approved by our Board will be presented at the

Meeting.

The Board of Directors has fixed the close of business on April 13, 2012, as the record date for the Meeting. All Shareholders of record at the close of business on that date are entitled to notice of, and to be present and vote at, the Meeting and at any adjournment and continuation thereof.

Attendance at the Meeting will be limited to Shareholders of record, beneficial owners of Company Common Shares entitled to provide instructions to vote at the Meeting having evidence of ownership, proxies and corporate representatives of Shareholders, and invited guests of management. Any person claiming to be an authorized representative of a Shareholder must, upon request, produce written evidence of such authorization.

The Meeting will be conducted pursuant to the Company’s Bye-laws and rules of order prescribed by the Chairman of the Meeting.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL GENERAL MEETING

TO BE HELD ON JUNE 15, 2012

The Notice of Internet Availability of Proxy Materials, Notice of Annual General Meeting,

Proxy Statement and the Annual Report on Form 10-K are available at

www.signetjewelers.com

By Order of the Board

Mark A. Jenkins

Group Company Secretary

Registered Office:

Clarendon House

2 Church Street

Hamilton HM11

Bermuda

Registered in Bermuda No. 42069

April 27, 2012

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE REGISTER YOUR VOTE BY APPOINTING A PROXY ELECTRONICALLY BY INTERNET OR, FOR U.S. SHAREHOLDERS, BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE FORM OF PROXY, OR ALTERNATIVELY MARK, SIGN AND DATE THE FORM OF PROXY IN ACCORDANCE WITH THE INSTRUCTIONS THEREON AND MAIL IT PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY VOTE IN PERSON IF YOU ATTEND THE ANNUAL GENERAL MEETING. YOUR PROXY IS REVOCABLE AT ANY TIME BY SENDING WRITTEN NOTICE OF REVOCATION OR BY SUBMISSION OF A PROPERLY EXECUTED PROXY BEARING A LATER DATE TO THE TRANSFER AGENT OR BY VOTING IN PERSON AT THE MEETING.

SIGNET JEWELERS LIMITED

SIGNET JEWELERS LIMITED

Registered in Bermuda No. 42069

2012 Annual General Meeting of Shareholders

April 27, 2012

PROXY STATEMENT

For

Annual General Meeting of Shareholders

To Be Held On June 15, 2012

This Proxy Statement (the “Proxy Statement”) is being furnished to the holders of Common Shares, par value

$0.18 per share (the “Common Shares”) of Signet Jewelers Limited (the “Company” or “Signet”), a company registered in Bermuda, in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the Annual General Meeting of Shareholders to be held on Friday, June 15, 2012 at 11:00 a.m. Eastern Time, at the Hilton Akron/Fairlawn, 3180 W. Market Street, Akron, Ohio, 44333, United States, and at any adjournments or postponements thereof (the “Annual General Meeting” or the “Meeting”). The purpose of the Annual General Meeting is to conduct the following items of business:

1.	To elect seven directors to the Company’s Board of Directors to serve until the next Annual General Meeting of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

2.	To appoint KPMG LLP as independent auditor of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next Annual General Meeting of the Company and to authorize the Audit Committee to determine its compensation.

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).

In addition we will consider the transaction of any other business properly brought at the Meeting or any adjournment or postponement thereof.

The Company’s audited financial statements for Fiscal 2012 as approved by our Board will be presented at the Meeting.

INFORMATION ABOUT ANNUAL GENERAL MEETING & PROXY VOTING

Important Notice Regarding the Availability of Proxy Materials

for the Annual General Meeting

This year, the Company is again furnishing proxy materials to Shareholders electronically by internet. You will receive a Notice of Internet Availability of Proxy Materials (“Internet Notice”) by mail or e-mail, and you will not receive a printed copy of the proxy materials, unless you specifically request one or have previously requested one. The Internet Notice and Proxy Statement and Annual Report are available at www.signetjewelers.com. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials included in the Internet Notice, or by any of the following methods: by internet at www.signetjewelers.com/shareholders, by telephone 808-776-9962 for US Shareholders or 0871 664 0300 for UK Shareholders; or by sending an e-mail to info@amstock.com for US Shareholders or ssd@capitaregistrars.com for UK Shareholders with “Proxy Materials Signet Jewelers Limited” in the subject line. We plan to mail the Internet Notice to Shareholders on or about April 30, 2012.

Record Date and Quorum

We first made available the proxy solicitation materials on April 27, 2012 by filing them with the United States Securities and Exchange Commission (the “SEC”) and posting them on our website, www.signetjewelers.com. We expect to begin to mail the proxy solicitation materials to Shareholders who requested hard copies on or about April 30, 2012.

Each outstanding Common Share entitles the holder thereof as of the close of business on April 13, 2012 (the “Record Date”) to one vote on each matter to come before the Annual General Meeting. As of the Record Date, excluding treasury shares, there were 85,930,609 Common Shares outstanding. There are no other outstanding voting securities of the Company other than the Common Shares.

The presence at the Annual General Meeting in person or by proxy, of two holders of Common Shares outstanding and entitled to vote will constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are treated as present and entitled to vote, and therefore are counted in determining the existence of a quorum. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner with respect to such item. At the Annual General Meeting, the Group Company Secretary will determine whether or not a quorum is present.

Voting and Who May Vote

Voting on the matters to come before the meeting will be conducted by way of a poll. After each resolution has been introduced, Shareholders will have an opportunity to ask questions relating to the resolution. Voting on the specific resolution will be deferred to the end of the Meeting in order to simplify and aid the voting procedure. The Company’s transfer agent, American Stock Transfer & Trust Company, will explain and conduct the poll on each resolution, count the votes and certify the results. The final figures of the proxy votes cast for, against (or withheld) and in abstention from the proposals will be filed with the SEC and the London Stock Exchange and will be published on the Company’s website as soon as practicable after the conclusion of the Meeting. Only Shareholders who were recorded in the register of Shareholders of the Company at the Record Date will be entitled to vote. Other than Shareholders, only proxies or corporate representatives are entitled to vote at the meeting. In order to do so, the proxy card must be signed by the Shareholder, or the proxy. Holders of depositary interests should see the paragraph headed “Electronic Voting through CREST for Depositary Interest Holders” below for details of the deadline to register their vote.

Electronic Voting Instruction through CREST for Depositary Interest Holders

This method of voting instruction is only open to persons who hold interests in the Company’s shares through depositary interests held in CREST outside the United States.

CREST Shareholders who wish to appoint Capita IRG Trustees (Nominees) Limited to vote on their behalf utilizing the CREST proxy voting service may do so for the Meeting and any adjournment(s) thereof by using the procedures described in the CREST manual. CREST personal Shareholders or other CREST sponsored Shareholders, and those CREST Shareholders who have appointed a voting service provider(s) should refer to their CREST sponsor or voting service provider(s), who will be able to take appropriate action on their behalf.

In order for a voting instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Voting Instruction”) must be properly authenticated in accordance with Euroclear UK & Ireland Limited’s specifications and must contain the information required for such instructions as described in the CREST manual. The CREST message must, in order to be valid, be transmitted so as to be received by Capita Registrars (CREST participant ID RA 10) no later than 72 hours before the time appointed for the holding of the Meeting or adjourned Meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the CREST message by the CREST Applications Host) from which the Company’s agent is able to retrieve the CREST message by enquiry to CREST in the manner prescribed by CREST. After this time any change of voting instructions through CREST should be communicated through other means.

CREST Shareholders and, where applicable, their CREST sponsors or voting service provider(s), should note that Euroclear UK & Ireland Limited does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Voting Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that the CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a CREST message is transmitted by means of the CREST system by any particular time. In this connection, CREST Shareholders and, where applicable, their CREST sponsors or voting service provider(s) is/are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system timings which can be found at www.euroclear.com/site/public/EU.

The Company may treat as invalid a CREST Voting Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

Appointment of Proxies

A Shareholder entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend, speak and vote on his behalf. A proxy may be appointed by returning a proxy card or by internet at www.signetjewelers.com, and, for US Shareholders, by telephone. For more information refer to the form of proxy card for instruction. A proxy need not be a Shareholder of the Company, but must attend the Meeting in person to represent the Shareholder. If a Shareholder appoints more than one proxy, each proxy must be appointed to exercise the rights attaching to different shares held by that Shareholder. If you do not nominate your own proxy, the Chairman of the Meeting will be appointed as your proxy.

To be valid, the form of proxy and any power of attorney or other authority under which it is signed must be received at the office of the Company’s registrars/transfer agents, American Stock Transfer & Trust Company Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 for US Shareholders, or Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU for UK Shareholders, by 12:01 am Eastern Time (5.01 am UK time) on June 15, 2012 Completing and returning a form of proxy will not prevent a Shareholder from attending and voting at the Meeting should he so wish. To change your proxy instructions you may return a new proxy appointment using the methods set out above. Where you have appointed a proxy using the form of proxy and would like to change the instructions using another form of proxy, please contact the Company’s relevant registrars. Where two or more valid separate appointments of proxy are received in respect of the same share in respect of the same Meeting, the one which is last sent will be treated as replacing and revoking the other or others.

Proxies

If you submit your proxy by mail, please ensure that the form of proxy is properly completed signed, dated and returned to the Company as directed by 12:01 am Eastern Time (5.01 am UK time) on June 15, 2012, which is approximately 11 hours before the start of the meeting. The individual(s) identified as proxies thereon will vote the shares represented by the form of proxy in accordance with the directions noted thereon. Alternatively, you can appoint a proxy to cast your vote electronically by internet or, if you are a US Shareholder, by telephone as set out in the Internet Notice. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed form of proxy, in which no named proxy is appointed, will be voted as the Board of Directors recommends. The Company’s management does not know of any matters other than those discussed in this Proxy Statement that will be presented at the Annual General Meeting. If, however, other matters are presented, all proxies, in which no named proxy is appointed, will be voted in accordance with the recommendations of the Board of Directors.

Returning your completed proxy card or appointing a proxy electronically by the internet or by telephone will not prevent you from voting in person at the Annual General Meeting if you are able to attend and wish to vote.

Revocation of Proxy

You may revoke your proxy at any time before it is voted by sending written notice of revocation, or by submission of a properly executed form of proxy bearing a later date to the Company’s Registrars/transfer agents prior to the Annual General Meeting at: American Stock Transfer & Trust Company Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 for US Shareholders or Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent, BR3 4TU for UK Shareholders or by attending the Annual General Meeting and giving notice of revocation in person. A Shareholder who votes in person at the Annual General Meeting will have effectively revoked any previously granted proxies.

Required Votes

Proposal One (Election of Seven Directors): The election of Directors is decided by the affirmative vote of a majority of the votes cast by the holders of Common Shares represented in person or by proxy at the Annual General Meeting entitled to vote in the election. Abstentions and “broker non-votes” are not counted as votes cast for the purpose of electing Directors. Accordingly, abstentions and “broker non-votes” will not be taken into account and, therefore, will not affect the outcome of the election of Directors. In accordance with the New York Stock Exchange (“NYSE”) rules, brokers are not able to vote shares with respect to the election of Directors without instructions from the underlying Shareholders.

Proposal Two (Appointment of KPMG LLP as Independent Auditor):

The affirmative vote of a majority of the votes cast by the holders of Common Shares represented in person or by proxy at the Annual General Meeting and entitled to vote on this proposal is required to appoint KPMG LLP as the Company’s independent auditor until the end of the next Annual General Meeting of the Company and to authorize the Audit Committee to determine its compensation. Abstentions are not counted as votes cast for the purpose of the appointment of KPMG LLP. Accordingly, abstentions will not be taken into account and, therefore, will not affect the outcome of the appointment of the Company’s independent registered public accounting firm. In accordance with NYSE rules, brokers are able to vote shares with respect to the appointment of the Company’s independent registered public accounting firm without instructions from the underlying Shareholders.

Proposal Three (Vote to Approve, on a Non-Binding Advisory Basis, the Compensation of Named Executive Officers as Disclosed in the Proxy Statement): The affirmative vote of a majority of the votes cast by the holders of Common Shares represented in person or by proxy at the Annual General Meeting and entitled to vote on this proposal is required to approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement. The “Say-on-Pay” vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Abstentions and “broker non-votes” are not counted as votes cast for the purpose of the advisory vote. Accordingly, abstentions and “broker non-votes” will not be taken into account and, therefore, will not affect the outcome of the advisory vote. In accordance with NYSE rules, brokers are not able to vote shares with respect to the “Say-on-Pay” advisory vote without instruction from the underlying Shareholders.

Other Matters

Shareholder Proposals for Inclusion in the Proxy Statement for the 2013

Annual General Meeting

Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act will be considered for inclusion in the Company’s 2013 Proxy Statement and proxy card for the 2013 Annual General Meeting if the proposal is received in writing by the Group Company Secretary by no later than December 31, 2012. The notice of proposal must comply with the requirements established by the SEC, and must include the information specified in Bye-law 26 of the Company’s Bye-laws and must be a proper subject for Shareholder action under Bermuda law. A copy of the Company’s Bye-laws may be found on the Company’s website, www.signetjewelers.com.

Notice of business to be brought at the 2013 Annual General Meeting submitted pursuant to Bye-law 26 of the

Company’s Bye-laws must be received in writing by the Group Company Secretary between February 15 and March 17, 2013. Bye-law 26 of the Company’s Bye-laws sets forth the procedures (including, without limitation, advance notice requirements disclosed above) a Shareholder must follow to request that an item be put on the agenda of a general meeting of Shareholders.

Additionally, under Bermuda law, Shareholders holding not less than five percent of the total voting rights or 100 or more Shareholders together may require the Company to give notice to our Shareholders of a proposal to be submitted at an annual general meeting. Generally, notice of such a proposal must be received not less than six weeks before the date of the meeting and must otherwise comply with the requirements of Bermuda law.

Proposals should be sent to the Company at Clarendon House, 2 Church Street, Hamilton HM11 Bermuda, addressed to the attention of Mark A. Jenkins, Group Company Secretary.

Householding

Exchange Act rules allow the Company to deliver a single Internet Notice (or proxy materials and Annual Report on Form 10-K in the case of Shareholders who receive paper copies of proxy materials) to an address shared by two or more of our Shareholders. This delivery method, referred to as “householding,” can result in significant cost savings for the Company. In order to take advantage of this opportunity, the Company and the banks and brokerage firms that hold your shares have delivered only one Internet Notice (or proxy materials and Annual Report on Form 10-K in the case of Shareholders who receive paper copies) to multiple Shareholders who share an address unless one or more of the Shareholders has provided contrary instructions. The Company will deliver promptly, upon written or oral request, a separate copy of the Internet Notice (or, proxy materials and Annual Report on Form 10-K in the case of Shareholders who receive paper copies), to a Shareholder at a shared address to which a single copy of the document was delivered. A Shareholder who wishes to receive a separate copy of the Internet Notice (or proxy materials and Annual Report on Form 10-K in the case of Shareholders who receive paper copies), now or in the future, may obtain one, promptly and without charge, by addressing a request to,

Signet Jewelers Limited c/o Signet Group Services Limited 15, Golden Square, London, W1F 9JG or by calling +44 (0) 20 7317 9700. You may also download a copy of each of these documents from the Company’s website www.signetjewelers.com. Shareholders of record sharing an address who are receiving multiple copies of these materials and wish to receive a single copy of such materials in the future should submit their request by contacting us in the same manner.

If you are the beneficial owner, but not the record holder, of Common Shares and wish to receive only one copy of these materials in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all Shareholders at the shared address in the future.

Solicitation of Proxies

The Company will bear the cost of the solicitation of proxies, which may occur by internet, by mail and/or by telephone. The Company will request banks, brokers and the custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of the Company’s Common Shares of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain Directors, officers and other employees of the Company, not specially employed for the purpose, may solicit proxies, without additional remuneration, by personal interview, mail, telephone, fax or email.

OWNERSHIP OF THE COMPANY

Except to the extent noted below, each director, named executive officer or entity has sole voting and investment power over the Common Shares reported.

Shareholders Who Beneficially Own At Least Five Percent of the Common Shares

The following table shows all persons who were known to us to be beneficial owners (determined in accordance with Rule 13d-3 of the Exchange Act) of at least five percent of the Common Shares as of April 13, 2012. This table is based upon reports filed with the SEC. Copies of these reports are publicly available from the SEC on its website, www.sec.gov.

Name and address of beneficial holder	% of Class	Number of shares	Nature of holding
Group consisting of Artisan Partners Holdings LP, Artisan Investment Corporation, Artisan Partners Limited Partnership, Artisan Investments GP LLC, ZFIC, Inc., Andrew A. Ziegler and Carlene M. Ziegler	12.4	10,760,945	(1)
875 East Wisconsin Avenue Suite 800 Milwaukee WI 53202 USA

Investec Asset Management Limited 2 Gresham Street London EC2V 7QP England	6.08	5,286,796	(2)

BlackRock Institution Trust Company N.A. 40 East 52nd Street New York NY 10022 USA	5.71	4,961,626	(3)

Vanguard Group Inc. 100 Vanguard Bld. Malvern PA 19355 USA	5.08	4,420,953	(4)

None of the Company’s Common Shares entitle the holder to any preferential voting rights.

(1)	Based upon a Schedule 13G filed on February 7, 2012, by Artisan Partners Holdings LP, Artisan Investment Corporation, Artisan Partners Limited Partnership, Artisan Investments GP LLC, ZFIC, Inc., Andrew A. Ziegler and Carlene M. Ziegler (together, “Artisan”), the 10,760,945 shares reported in Artisan’s Schedule 13G have been acquired on behalf of discretionary clients of Artisan Partners Limited Partnership and Artisan Partners Holdings LP, including 10,760,945 shares over which there is shared dispositive power and 9,622,659 shares over which there is shared voting power.

(2)	Based upon a Schedule 13G filed on February 9, 2012, Investec Asset Management Limited, in its capacity as discretionary investment adviser to its various clients, may be deemed to be the beneficial owner of 5,286,796 shares owned by such clients or for such clients’ benefit.

(3)	Based upon a Schedule 13G filed on February 9, 2012, BlackRock Institution Trust Company N.A. may be deemed to be the beneficial owner of 4,961,626 shares owned by various persons, who have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of shares.

(4)	Based upon a Schedule 13G filed on February 8, 2012, Vanguard Group Inc. may be deemed to be the beneficial owner of 4,420,953 shares, including 4,360,395 shares over which there is sole dispositive power and 60,558 shares over which there is sole voting power and shared dispositive power.

Ownership by Directors, Director Nominees and Executive Officers

The following table shows the number of Common Shares of the Company beneficially owned (determined in accordance with Rule 13d-3 of the Exchange Act) as of April 13, 2012 by each current Director, each executive officer named in the Summary Compensation Table, and all of the Company’s executive officers and Directors as a group:

Name of beneficial owner	Common Shares(1)	Shares that may be acquired upon exercise of options within 60 days(2)	Total(3)
Sir Malcolm Williamson(4)	19,829	—	19,829
H. Todd Stitzer(4)	831	—	831
Michael W. Barnes(4)(6)(7)	109,895	12,917	122,812
Robert Blanchard(4)	12,492	—	12,492
Dale W. Hilpert(4)	12,992	—	12,992
Marianne Parrs(4)	11,992	—	11,992
Thomas G. Plaskett(4)	9,997	—	9,997
Ronald Ristau(5)(7)	—	—	—
Russell Walls(4)	9,384	—	9,384
Mark Light(5)(7)	23,448	91,623	115,071
William Montalto(5)(7)	12,901	21,214	34,115
Robert Anderson(5)(7)	2,355	26,413	28,768
All Executive Officers and Directors as a group (18 persons)	234,395	243,464	477,859

(1)	No shares are pledged as security and all are owned directly.
(2)	Shares issuable upon the exercise of vested stock options and/or restricted stock vesting.
(3)	All holdings represent less than 1% of the class outstanding.
(4)	Director.
(5)	Executive officer.
(6)	Chief Executive Officer.
(7)	Does not include issued restricted stock granted in Fiscal 2011 and 2012.

See Compensation Discussion and Analysis below for a discussion of the Company’s Common Share ownership policy.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s Directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and changes in ownership. Executive officers, Directors and such security holders are required by SEC regulation to furnish the Company with copies of all such forms which they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and information provided by the reporting persons, all of its Directors and executive officers filed the required reports on a timely basis during Fiscal 2012.

PROPOSALS FOR THE ANNUAL GENERAL MEETING

PROPOSAL ONE

(Item 1 on the Proxy Card)

Election of Seven Directors

Shareholders will be asked to consider seven nominees for election to our Board of Directors to serve until the next annual general meeting of the Company or until their successors are duly elected. Each of our current Directors standing for election has the endorsement of the Board and the Nominating and Corporate Governance Committee.

NOMINEES FOR DIRECTORS

Set forth below is biographical information concerning each of our nominees for Director of the Company. (An asterisk indicates an Independent Director who satisfies the definitions of independence and has been affirmed by the Board as being independent in accordance with NYSE Listing Standards. Sir Malcolm Williamson, the current Chairman of the Board, who is not standing for re-election, has also been affirmed by the Board as being independent in accordance with NYSE Listing Standards).

H. Todd Stitzer*, 60, Director, appointed to the Board in January 2012. He was, until its acquisition by Kraft, Inc. in 2010, the Chief Executive Officer of Cadbury PLC (previously Cadbury Schweppes Plc), having joined that company in 1983 as Assistant General Counsel for North America, before moving into strategic planning, and marketing and sales roles. Mr. Stitzer became CEO of Cadbury PLC’s wholly owned subsidiary, Dr Pepper/7 Up Inc., in 1997 and then of Cadbury PLC in 2003. He attended Harvard College and Columbia University Law School and practiced as an attorney with Lord, Day & Lord. He is a director of publicly held Diageo PLC and of privately held Massachusetts Mutual Life Insurance Company. He is a member of the advisory board of Hamlin Capital Management, a privately held investment advisory firm, and is also a member of the advisory committee to the board of Virgin Group Holdings Ltd., a privately held company. Mr. Stitzer was appointed to the Board with a view of becoming Chairman. The Board has agreed to appoint Mr. Stitzer to serve as the Company’s non-executive Chairman, effective following the conclusion of the Meeting, subject to Mr. Stitzer’s election as a director of the Company at the Meeting. It was on the basis of his proven leadership skills and ability to take on the responsibility of Chairman of the Board that the Board concluded that Mr. Stitzer should continue to serve on the Board.

Robert Blanchard*, 67, Director, appointed to the Board of the Company in 2000. He was a Group Vice President of Procter & Gamble and President of its Global Skin Care and Cosmetics business until his retirement in 1999. He was an independent Director of Bandag Inc. and Best Buy Co. Inc. until May 2006 and June 2005, respectively. Mr. Blanchard was invited to join the Board as both his general management skills together with his marketing specialization were attributes the Board felt would add to the effectiveness of the Board. The Board has concluded that Mr. Blanchard should continue to serve on the Board for these reasons.

Dale W. Hilpert*, 69, Director, appointed to the Board in 2003. Mr. Hilpert has served on the Board of ANN INC. since 2004. He was Chief Executive of Williams-Sonoma, Inc. from April 2001 until his retirement in January 2003. Prior to this he was Chairman and Chief Executive Officer of Foot Locker, Inc. which he joined as President and Chief Operating Officer in 1995. Mr. Hilpert was asked to join the Board in order that it might benefit from his general management and retail specific skills. The Board has concluded that Mr. Hilpert should continue to serve on the Board for these reasons.

Marianne Miller Parrs*, 68, Director, appointed to the Board in October 2008. Ms. Parrs has served on the boards of Stanley Black & Decker, Inc. (previously The Stanley Works Inc.), and CIT Group Inc. as an independent director since April 2008 and 2003 respectively. In addition, Ms. Parrs serves on the board of United Way of the Mid-South. Ms. Parrs retired in 2007 as Executive Vice President and Chief Financial Officer of International Paper Company where she had been since joining in 1974 as a Pension Trust Investment Manager and holding a number of positions before first being appointed Senior Vice President and Chief Financial Officer in 1995. She held this position until 1999 when she was appointed Executive Vice President with responsibility for Information Technology, Global Sourcing, Global Supply Chain and Investor Relations. She held this role for six years and she was also reappointed Chief Financial Officer in 2005. Previously Ms. Parrs was a Security Analyst at a number of firms including Merrill Lynch. The Board considered it necessary to recruit to the Board a director with substantial US financial reporting experience. The Board has concluded that Ms. Parrs should continue to serve on the Board for these reasons.

Thomas G. Plaskett*, 68, Director, appointed to the Board in October 2008. Since 1991, Mr. Plaskett has been Chairman of Fox Run Capital Associates, a private consulting firm focusing on financial advisory and corporate governance services for emerging companies. From 1999 until 2000 he served as the Chairman, President and Chief Executive Officer of Probex Corp, an energy technology company. He also served as Vice Chairman of Legend Airlines, from 1997 until 2001. Mr. Plaskett served as Interim President, Chief Executive Officer, and Acting Chief Financial Officer of Greyhound Lines for two years before becoming Chairman from 1995 until 1999, when the company was sold. Previously, he was Chairman, President and Chief Executive Officer of Pan Am Corporation from 1988 until 1991. Prior to that, Mr. Plaskett was President and Chief Executive Officer of Continental Airlines from 1986 to 1987. Mr. Plaskett also held several senior management positions at American Airlines and AMR Company between 1974 and 1986. Mr. Plaskett currently serves as a director of Radioshack Corporation and was a director of Novell Corporation and Alcon Laboratories, Inc. until April 2010 and May 2011 respectively. Mr. Plaskett joined the Board as his considerable general management skills were considered to be an enhancement to the overall efficiency and effectiveness of the Board. The Board has concluded that Mr. Plaskett should continue to serve on the Board for these reasons.

Russell Walls*, 68, Director, appointed to the Board of the Company in 2002. He was Group Finance Director of BAA plc until his retirement in August 2002 and was the senior independent director of Hilton Group plc until May 2003 and Stagecoach Group plc until August 2006. Mr. Walls is a non-executive director of Aviva plc, Biocon Limited and Mytrah Energy Limited. He is a Fellow of the Association of Chartered Certified Accountants. The Board considers Mr. Walls to have considerable experience as a financial manager and as such has developed a financial expertise considered to be of significant benefit to its efficiency and effectiveness. The Board has concluded that Mr. Walls should continue to serve on the Board for these reasons.

Michael W. Barnes, 51, Chief Executive Officer and Director, was appointed to the Board in January 2011. Mr. Barnes joined the Company as Chief Executive Officer Designate on December 1, 2010, and succeeded

Mr. Burman as Chief Executive Officer and Director upon Mr. Burman’s retirement on January 29, 2011. Prior to joining the Company, Mr. Barnes was President, Chief Operating Officer and a director of Fossil, Inc., having served in those and other executive capacities at Fossil since 1985, and as a director of Fossil since it became a public company in 1993. Mr. Barnes has diverse functional expertise, a broad retail skill set and substantial leadership experience, with responsibilities ranging from overseeing Fossil’s state-of-the-art international sourcing and supply chain operations to leading business development and managing the relationships with many of Fossil’s current retail and licensing/brand partners. The Board has concluded that Mr. Barnes should continue to serve on the Board for these reasons.

No Director is or was the subject of legal proceedings that are required to be disclosed pursuant to SEC rules.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES NAMED ABOVE.

PROPOSAL TWO

(Item 2 on the Proxy Card)

Appointment of Independent Auditor

Proposal 2 is to appoint KPMG LLP (“KPMG”) as independent auditor to the Company until the end of the next Annual General Meeting and to authorize the Audit Committee of the Board to determine its compensation.

The Audit Committee has selected KPMG, the U.S. member firm of KPMG International, as the independent registered public accounting firm to audit the Company’s financial statements and effectiveness of internal control over financial reporting of the Company until the end of the Company’s Annual General Meeting in 2013. KPMG Audit Plc, the UK member firm of KPMG International (“KPMG UK”), served as the Company’s independent registered public accounting firm and auditor for the fiscal year ended January 29, 2011 (“Fiscal 2011”). While the Shareholders are required to appoint the independent auditor pursuant to Bermuda law, the Audit Committee is responsible for recommending which independent auditors should be appointed.

A representative of KPMG will be in attendance at the Annual Meeting to respond to appropriate questions raised by Shareholders and will be afforded the opportunity to make a statement at the Meeting, if he or she desires to do so.

Fees and Services of KPMG

The Audit Committee has adopted a policy requiring advance approval of the Company’s independent registered public accounting firm’s fees and services by the Audit Committee (subject to a de minimis amount). The Audit Committee reviews all approved services and fees at subsequent meetings. This policy also prohibits the Company’s independent registered public accounting firm from performing certain non-audit services for the Company including: (i) bookkeeping, (ii) systems design and implementation, (iii) appraisals or valuations, (iv) actuarial services, (v) internal audit, (vi) management or human resources services, (vii) investment advice or investment banking, (viii) legal services, and (ix) expert services unrelated to the audit. All fees paid by the Company to KPMG for Fiscal 2012 and to KPMG UK for Fiscal 2011 as shown in the table below were approved by the Audit Committee pursuant to this policy.

The following table presents fees for professional audit services provided by KPMG for Fiscal 2012 and by KPMG UK for Fiscal 2011 for their respective audits of the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting for Fiscal 2012 and Fiscal 2011, and for their respective reviews of the Company’s unaudited condensed consolidated interim financial statements. This table also reflects fees for other services rendered by KPMG for Fiscal 2012 and KPMG UK for Fiscal 2011.

	Fiscal 2012	Fiscal 2011
	$million	$million
Audit Fees	1.4	1.3
Audit-Related Fees(1)	0.3	0.4
Non-Audit Fees	0.3	—

Total Fees	2.0	1.7

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

(1)	During Fiscal 2012 and Fiscal 2011, audit related fees consisted principally of assurance-related services that are reasonably related to the performance of the audit or review of financial statements.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Role of the Board

As a result of Sir Malcolm Williamson’s decision not to stand for re-election, the Board will be comprised of seven members following the Meeting. The Board’s prime objective is the sustainable enhancement of business performance and Shareholder value. It is responsible for determining all major policies, ensuring that effective strategies and management are in place, assessing Signet’s performance and that of its senior management, reviewing the systems of internal control and setting policy relating to social, ethical, environmental and other matters.

Separate and Independent Chairman

The Company has a Chairman of the Board who is separate from its Chief Executive Officer and whom the Board has determined to be independent under the NYSE Listing Standards. The Board considers it to be important for its effectiveness and efficiency to maintain a clear division of responsibilities between the running of the Board and the executive responsibility for the running of the Company’s business; therefore the Board has agreed that the roles of Chairman and Chief Executive Officer should be separate. We anticipate that Mr. Stitzer will assume the role of Chairman following re-election to the Board at the Meeting.

The division of responsibilities between the Chairman and the Chief Executive Officer has been specifically agreed by the Board.

In summary, the Chairman is responsible for:

•	effective running of the Board, including evaluating its performance and that of individual Directors, and the Board’s compliance with corporate governance requirements and best practice;

•

consulting with and advising executive management about planned presentations to the Board, involving but not limited to, topics of longer term strategy, medium term plans, annual budgeting or, at his discretion, any other significant matters;

•	consulting with and advising the Chief Executive Officer on contemplated executive management personnel selections, organizational alignment and responsibilities, and compensation recommendations;

•	maintaining contact with major Shareholders to understand directly their issues and concerns;

•	keeping the other independent Directors appropriately informed of developments within the business and Shareholders’ attitude toward the Company; and

•	safeguarding Signet’s reputation, and representing it both internally and externally.

Chief Executive Officer

In summary the Board has agreed that the Chief Executive Officer is responsible for:

•	the executive leadership of the business;

•	developing and presenting to the Board, strategy, medium term plans and annual budgets;

•	within this framework, the performance of the business;

•	complying with legal and corporate governance requirements, together with the social, ethical and environmental principles of Signet; and

•	making recommendations on the appointment and compensation of senior Executive Officers and management development.

Executive Sessions of Independent Directors

Independent Directors meet regularly in executive session without management participation. At those meetings the Chairman presides. This encourages open discussion. In addition, at least once per year the independent

Directors, excluding the Chairman, meet separately in executive session to consider the independent Chairman’s performance. At those meetings, Russell Walls, Chairman of the Nomination and Corporate Governance Committee, presides.

Independent Directors Constitute a Majority of the Board

The Board currently comprises one executive Director and seven independent Directors including the Chairman. The Board has affirmatively determined that each of the following Directors is “independent” under the NYSE Listing Standards: Sir Malcolm Williamson, Todd Stitzer, Robert Blanchard, Dale Hilpert, Marianne Parrs, Thomas Plaskett, and Russell Walls. In considering “independence” the Board considers any commercial, consulting, legal, accounting, charitable or any other business or non-business relationships that a Director or his or her immediate family may have with the Company. No such relationship exists for any of the independent Directors.

Self-evaluation

The Directors conduct an annual evaluation of the workings and efficiency of the Board and of each of the Board committees on which they serve and make recommendations for change, if required.

Director Attendance at Annual General Meetings

All of the Directors are required to attend the Annual General Meeting. The Board schedules a Board meeting on the date of the Annual General Meeting of Shareholders to facilitate attendance at the Annual General Meeting by the Directors. All of the Directors attended the Annual General Meeting held in June 2011, other than Todd Stitzer, who was appointed to the Board in January 2012.

Meetings and Attendance During Fiscal 2012

In Fiscal 2012, the Board met eight times (including meetings by telephone). All incumbent Directors attended at least 98% of the aggregate number of meetings of the Board and those Board committees on which they served during their period of service in Fiscal 2012.

Communication with Directors

Any member of the public who wishes to send communications to the Board of Directors, the Chairman or any other individual Director may do so in writing, addressed to Mark A. Jenkins, Group Company Secretary c/o Signet Group Services Limited, at 15 Golden Square, London, W1F 9JG, UK. All such communications will be reviewed promptly by the Group Company Secretary and sent to the appropriate directors or Committee Chair with a copy to the Chairman.

Transactions with Related Persons

The Board has adopted written policies and procedures for the review, approval or ratification of transactions in which the Company participates and in which any Director or executive officer, any nominee for election as a Director, or any five percent holder of the Company’s securities, or any immediate family member of such an officer, director or nominee or security holder, has a direct or indirect material interest. In determining whether to approve or ratify any such transaction the Board, on the recommendation of the Nomination and Corporate Governance Committee and/or the Audit Committee (dependent upon the nature of the transaction), would consider whether, based on the specific facts and circumstances of the transaction, such a transaction would be in the best interests of the Company. Any transaction considered to jeopardize the independence of the Director, be contrary to law or regulation, or potentially create or give the appearance of a conflict of interest (also prevented by the Code of Ethics) would be prohibited.

The Company did not participate in any related person transactions in Fiscal 2012.

Risk Management

The identification of major business risks is carried out in conjunction with operational management and appropriate steps are taken to monitor and mitigate risks. The Group Risk and Audit Director, who is not a named executive officer of the Company, co-ordinates the collection of risk management information and is responsible for assessing Signet’s day to day risk management processes and internal control structure, ensuring such processes satisfy the applicable standards at both divisional and corporate levels. His findings are reported to the Audit Committee.

The Risk Management Committee (the “RMC”), which is chaired by the Group Risk and Audit Director, has a written charter approved by the Board; its members include the Company’s Chief Financial Officer, the Group Financial Controller, the Divisional Chief Financial Officers and the Divisional Heads of Risk. The RMC meets at least four times a year and reviews Signet’s risk management processes, the consolidated principal risks identified by the Company, emerging issues and new regulations. The Group Risk and Audit Director and the Chairman of the Audit Committee meet periodically to discuss key matters arising from Signet’s risk management process and as appropriate, reports are made to the Board. Risk and control committees also have been established at both divisional and corporate levels. Each divisional committee is chaired by the divisional Chief Executive Officer and the corporate committee is chaired by the Chief Financial Officer. Each committee has a formalized charter and requires participation by the executive management teams. The Group Risk and Audit Director attends all divisional and corporate risk management committee meetings to provide a consistent approach and independent review.

In its role in the oversight of risk management, the Board will: annually agree on the prioritized risks impacting the Board and associated responsibilities; periodically invite each divisional Chief Executive Officer to present to the Board their prioritized risks and strategies for risk mitigation; and review Signet’s internal controls and risk governance framework and developments thereof. In addition, on a periodic basis, the Board reviews risk and internal audit updates provided by the Chairman of the Audit Committee and on a quarterly basis it reviews and discusses reports provided by the Group Risk and Audit Director on divisional risk management activity.

Compensation Policies and Risk Taking

Policies and Risk Taking

The Compensation Committee has evaluated the Company’s policies and practices of compensating its employees and has determined that they are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee has reached this conclusion based in part on a review conducted by its independent consultant that analyzed the Company’s compensation policies and practices for all employees, including executive officers. The Compensation Committee noted several aspects of the compensation programs that reduce the likelihood of excessive risk-taking:

•	Compensation for the executive officers is a mix of fixed and variable awards, with an appropriate weighting of share-based compensation that vests based on time and performance criteria;

•

The executive annual incentive plan is based on operating profit, which the Committee believes is closely tied to the creation of long-term shareholder value. Targets, which are reviewed and approved by the Compensation Committee, are set in advance and potential payouts are stress tested to ensure a reasonable sharing of value created between management and shareholders. Financial performance is verified by Signet’s external auditors before amounts are paid out under the annual incentive plan;

•

The combination of annually granted restricted stock and performance restricted stock units (performance RSUs) that both cliff vest at the end of 3 years provides overlapping vesting periods. This approach addresses longer “tail” risks as participants remain exposed to the risks associated with their decisions through their ongoing unvested awards;

•	Recent decisions to award long-term incentives in the form of whole share awards (rather than options) drive long-term share value creation, rather than reward share price volatility;

•	The Chief Executive Officer currently is subject to share ownership requirements and the Company plans to implement ownership requirements for other named executive officers during Fiscal 2013.

•	The Company prohibits hedging of, and speculation in, Signet shares;

•

The Company has a recoupment policy that applies to all employees who receive incentive awards and to all short- and long-term incentives. Repayment obligations are triggered if there is a material restatement of the financial statements. In the event of an overpayment, the Company will seek to recover the difference balancing the amount to be recovered against the cost of doing so. Similarly in the interest of fairness, should a restatement result in an under payment of incentive compensation, the Company will make up any difference;

•

The Compensation Committee is comprised entirely of independent directors; it engaged an independent consultant to review the risks associated with its compensation programs; it reviews the payouts under the annual incentive program; and it regularly benchmarks executive compensation against a carefully reviewed peer group; and

•

There is member overlap in the Audit and Compensation Committees. This crossover gives the Compensation Committee awareness of Signet’s enterprise risks when making its decisions with respect to compensation.

Corporate Governance Guidelines

The Company has adopted a set of corporate governance guidelines that address a number of corporate governance matters in accordance with section 303A of the NYSE rules and are available at www.signetjewelers.com/sj/pages/shareholders/corp-governance/cg-statement . The Company strives to act in accordance with the laws and customs of each country in which it operates; to adopt proper standards of business practice and procedure; to operate with integrity; and to observe and respect the culture of each country in which it operates. To that end, Signet has adopted a statement of social, ethical and environmental principles and supporting policies applicable to all officers and employees of the Company and complies with the requirements of the NYSE. In addition, Signet has a policy on business integrity, as well as more detailed guidance and regulations as part of Signet’s staff induction, training and operational procedures. These policies include a code of business conduct and ethics that is applicable to all directors, officers and employees, as well as a Code of Ethics for the Chairman, CEO and senior officers. Copies of these codes are available from www.signetjewelers.com.

Internal Controls and Risk Management Systems

The Board exercises ultimate responsibility for Signet’s system of internal controls and for monitoring its effectiveness. The internal controls system is designed to safeguard Shareholders’ investments and Signet’s assets, both tangible and intangible, including the reputation of Signet with its various stakeholders. Procedures are in place to ensure the maintenance of proper accounting records, the reliability of the financial information used within the business or for publication and the determination of disclosure obligations and of materiality. These procedures also cover disclosure on a timely basis of information to the investment markets. However, such procedures are designed to manage rather than wholly eliminate the risk of failure to achieve business objectives and can provide only reasonable, not absolute, assurance against material misstatement or loss.

Signet’s disclosure control procedures are designed to help ensure that processes and procedures for information management are in place at all levels of Signet. The disclosure control procedures aim to provide reasonable assurance that any information disclosed by Signet is recorded, processed, verified, and summarized appropriately and on a consistent basis. The procedures are also designed to provide reasonable assurance that information is accumulated and communicated to management to allow timely decisions to be made regarding required disclosure. Signet’s Disclosure Control Committee has formalized terms of reference and consults with Signet’s external advisers and auditor, as necessary. These procedures are designed to enable Signet to make timely, appropriate and accurate public disclosures. The activities and findings of the Disclosure Control Committee are reported to the Audit Committee and are subject to periodic internal audit review.

Key procedures designed to provide effective internal controls are:

•

Control environment—control is exercised through an organizational structure with clearly defined levels of responsibility and authority together with appropriate reporting procedures, particularly with respect to financial information, capital expenditure, investment, granting of guarantees and the use of treasury products, as well as health, safety, environmental and customer service issues;

•

Reporting and information systems—Signet has a comprehensive budgeting and strategic planning system with an annual budget and strategic plan approved by the Board. Reported monthly trading results and balance sheets include the corresponding figures for the budget or revised forecast and for the previous year. Any significant variances are examined by divisional operating management and discussed with senior management, with action being taken as appropriate. A forecast of the full year’s results is updated regularly, based on performance to date and any changes in outlook. The senior executives regularly report to the Board on the development of the business, the competitive environment and any material breaches of procedure. These mechanisms, are designed to continually monitor Signet’s performance, identify risks in a timely manner, and evaluate the implications of the information resulting there from;

•

Control procedures—each operating division maintains documented financial and operating controls as well as procedures appropriate to its own business environment and in conformity with Signet’s guidelines. Each of the operating divisions has an internal audit function which primarily reviews the processes in the store operations but also reviews central service functions. The work of internal audit is monitored by senior divisional executives, and/or Signet management, the RMC and the Audit Committee. The heads of Internal Audit report to the Audit Committee on an operational basis and to the divisional Chief Financial Officers on a functional basis; and

•

Reviews of effectiveness—the Board, in addition to receiving summaries of the RMC reports, annually reviews the effectiveness of the internal controls system on the basis of a report from, and the recommendation of, the Audit Committee. Signet’s Disclosure Control Committee reports to the Audit Committee on a quarterly basis as to the effectiveness of the disclosure control procedures.

Board Committees

Certain matters are delegated to Board Committees, each with a charter setting out defined terms of reference, procedures, responsibilities and powers. The principal committees are the Audit, Compensation, and Nomination and Corporate Governance Committees. The composition of each Board Committee is set out below and the Group Company Secretary acts as secretary to each Committee. Each of the Committees acts in accordance with its charter, as adopted by the Board, which is reviewed annually and is available on request from the Group Company Secretary and may be downloaded from www.signetjewelers.com.

The composition of the Board Committees, all members of which are independent under the NYSE Listing Standards, are as follows:

Audit Committee	Compensation Committee	Nomination and Corporate Governance Committee
Marianne Parrs (Chairman)	Thomas G. Plaskett (Chairman)	Russell Walls (Chairman)
Dale W. Hilpert	Robert Blanchard	Robert Blanchard
Russell Walls	Dale W. Hilpert	Marianne Parrs
Thomas G. Plaskett

Audit Committee

The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the Company’s financial matters.

All of the members of the Audit Committee have significant financial experience as a result of senior executive positions held in other companies. The Audit Committee met nine times in Fiscal 2012.

The Board has determined that all members of the Audit Committee are financially literate, and that Ms. Parrs is qualified as the “audit committee financial expert” within the meaning of SEC regulation.

The Audit Committee’s responsibilities include:

•	reviewing Signet’s financial statements, earnings releases and audit findings, and reviewing its accounting principles and policies;

•

recommending for appointment by Shareholders and terminating the Company’s independent registered public accounting firm, providing oversight of such firm, reviewing the quality-control procedures and independence of such firm and evaluating its proposed audit scope, performance and fee arrangements;

•	approving in advance (subject to a de minimis amount) all audit and non-audit services to be rendered by the independent registered public accounting firm;

•	providing oversight of Signet’s system of internal control over financial reporting, disclosure controls and procedures and risk management;

•	reviewing the effectiveness of the Company’s internal auditors, and the Disclosure Control Committee; and

•	establishing procedures for complaints regarding accounting, internal accounting controls, auditing or other matters.

The Compensation Committee

The Compensation Committee’s responsibilities include:

•	setting the overall compensation policy;

•

setting specific compensation for the Chairman as well as the Chief Executive Officer, the Chief Financial Officer, the divisional Chief Executive Officers, the Group Company Secretary and other executive officers;

•	recommending to the Board any amendment to the fee level or structure of fees paid to the independent Directors; and

•	approving any share based compensation awarded to any employees of the Company.

The Compensation Committee sets the compensation of the Chairman of the Board and of the Chief Executive Officer. The compensation of the Chief Financial Officer, the divisional Chief Executive Officers and the Group Company Secretary and other executive officers, is set by the Compensation Committee based on recommendations made by the Chief Executive Officer after consultation with the Chairman. At the commencement of each fiscal year, the Compensation Committee sets annual performance targets for executive officers. Where executive officers are involved in assisting the Compensation Committee, care is taken to recognize and avoid possible conflicts of interest.

The compensation of the independent Directors is determined by the full Board on the basis of recommendations made by the Compensation Committee as a result of consultation with the Chairman and Chief Executive Officer. Such recommendations will be made after consideration of, among other factors, external comparisons, the time commitment and the responsibilities of the independent Directors.

The Compensation Committee met eight times during Fiscal 2012.

For additional information regarding the operation of the Compensation Committee, including the role of consultants and management in the process of determining the amount and form of executive compensation, see “Compensation Discussion and Analysis” below.

The Nomination and Corporate Governance Committee

The Nomination and Corporate Governance Committee’s responsibilities include:

•	assisting the Board in the selection and nomination of Directors and other senior management;

•	reviewing the composition and balance of the Board and its Committees, as well as Board and senior management succession; and

•	assisting the Board in the consideration and development of appropriate corporate governance guidelines and other matters of corporate governance.

The Nomination and Corporate Governance Committee uses the services of external recruitment agencies to identify suitable candidates for senior executive posts and for all Board appointments, with interviews carried out in accordance with a formal process.

The Nomination and Corporate Governance Committee has no formal requirements, standards, or a diversity policy in relation to the individuals that it nominates, but considers each candidate on his or her own merits. In evaluating candidates, the criteria that the Nomination and Corporate Governance Committee generally views as relevant and are likely to consider includes experience, particularly experience that is specifically relevant to the business, or reflects a discipline or diversity that the Committee feels is either missing or would be particularly important to the Board’s effectiveness and efficiency. The candidate must also be able to demonstrate the highest personal and professional ethics and integrity and be prepared to commit to the time and effort on a consistent basis that are necessary to fulfill the duties and responsibilities of the position.

When the role of the Chairman or any matter relating to succession to that role is discussed, the Chairman may be consulted, but the responsibility for preparing a job specification and making any recommendation to the Board rests solely with the Nomination and Corporate Governance Committee, which also reviews a number of other senior appointments within Signet, such as that of the Group Company Secretary.

A Shareholder who wishes to propose an individual to the Nomination and Corporate Governance Committee for its consideration as a nominee for election to the Board may do so in writing to the Group Company Secretary, c/o Signet Group Services Limited, 15 Golden Square, London, W1F 9JG UK. As more fully described in the Company’s Bye-laws, a Shareholder desiring to propose a person for election as a director must include in a written notice all of the information required to be disclosed in solicitations of proxies for election of directors, or as otherwise required pursuant to Regulation 14A under the Exchange Act. This includes the person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and the name and address of the Shareholder and the number of shares of the Company owned as of record by such Shareholder.

The Nomination and Corporate Governance Committee met six times in Fiscal 2012.

REPORT OF THE AUDIT COMMITTEE

The Company’s Annual Report to Shareholders on Form 10-K includes the audited consolidated balance sheets of the Company and its subsidiaries as of January 28, 2012 and January 29, 2011, and the related audited consolidated income statements, shareholders’ equity, accumulated other comprehensive income/loss, and cash flows for each of Fiscal 2012, Fiscal 2011 and Fiscal 2010. These balance sheets and statements (the “Audited Financial Statements”) are the subject of reports by the Company’s independent registered public accounting firm, KPMG. The Audited Financial Statements are also available from www.signetjewelers.com.

The Audit Committee reviewed and discussed the Audited Financial Statements with the Company’s management and otherwise fulfilled the responsibilities set forth in its charter. The Audit Committee has also discussed with the Company’s management and independent registered public accounting firm their evaluations of the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Audit Standards Number 61, as amended (AICPA, Professional Standards, Volume 1, AU Section 380), as amended by the Public Company Accounting Oversight Board Rule 3200T. The Audit Committee also received the written disclosure and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communication with the Audit Committee concerning independence and had discussed with KPMG their independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for Fiscal 2012.

Members of the Audit Committee

Marianne Parrs (Chairman)

Russell Walls

Dale W. Hilpert

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall the information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in a filing.

EXECUTIVE OFFICERS OF THE COMPANY

The Executive Officers of the Company are:

NAME	AGE	Position	Year Joined Signet
Michael W. Barnes	51	Chief Executive Officer	2010
Ronald Ristau	58	Chief Financial Officer	2010
Mark A. Jenkins	54	Group Company Secretary	2004
Mark Light	50	Chief Executive Officer US Division	1978
Robert Anderson	53	Chief Executive Officer UK Division	2000
William Montalto	65	Chief Operating Officer US Division	1986
Robert Trabucco	57	Chief Financial Officer US Division	2003
Michael Povall	53	Chief Administrative Officer UK Division	2002
Kenneth Pratt	50	Chief Financial Officer UK Division	2007
Kevin Ryan .	54	Operations Director UK Division	2000
Sebastian Hobbs	42	Commercial Director UK Division	2011

Michael W. Barnes, 51, Chief Executive Officer and Director, was appointed to the Board in January 2011. Mr. Barnes joined the Company as Chief Executive Officer Designate on December 1, 2010 and became Chief Executive Officer on January 29, 2011. Prior to joining the Company, Mr. Barnes was President, Chief Operating Officer and director of Fossil, Inc., having served in those and other executive capacities at Fossil since 1985, and as a director of Fossil since it became a public company in 1993.

Ronald Ristau, 58, joined Signet as Chief Financial Officer Designate on April 15, 2010, and became Chief Financial Officer on June 26, 2010. Prior to joining the Company he spent ten years with New York & Company, Inc., most recently as President, CFO and director. He has also held posts at Revlon, Inc., Playtex International, United Technologies Corporation and Peat, Marwick Mitchell & Co. Mr. Ristau is a Certified Public Accountant.

Mark A. Jenkins, 54, was appointed Group Company Secretary in 2004. Previously, he was Director and Company Secretary at COLT Telecom Group plc and Group Company Secretary at Peek plc. He is a barrister.

Mark Light, 50, became Chief Executive Officer of Signet’s US division in January 2006 having been President and Chief Operating Officer of the US division since 2002. He joined Signet in 1978.

Robert Anderson, 53, became Chief Executive Officer of Signet’s UK division in January 2003 having been appointed Chief Operating Officer of the UK division in August 2000. Mr. Anderson is a non-executive director of Provident Financial Plc. He had previously worked at Marks & Spencer Plc for 19 years, lastly as Business Unit Director.

William Montalto, 65, was promoted to Executive Vice President and Chief Operating Officer of the US division in 2006. Mr. Montalto had previously held the positions of Executive Vice President and Chief Administrative Officer (2002), Executive Vice President Strategic Services (1995) and Senior Vice President Management Information Systems & Distribution (1990), having joined the US division in 1986 as Vice President Management Information Systems. Mr. Montalto has announced his retirement, effective June 29, 2012.

Robert Trabucco, 57, joined the US division in 2003 as Executive Vice President and Chief Financial Officer of the US division. He had previously worked for KLS Associates, a retail consulting practice.

Michael Povall, 53, joined Signet’s UK division in April 2002. Prior to this, his career was predominantly in retail working in the food retail sector including roles in supply chain and retail operations. In his current role, he is responsible for Information Technology, Human Resources and Central Facilities.

Kenneth Pratt, 50, re-joined Signet in April 2007 as Chief Financial Officer of the UK division, having first joined the Company in 1987, and was Group Financial Controller from 1991 until 1997. From 1997 to 2007, Mr. Pratt worked for a European Division of Liz Claiborne, Inc. in a number of positions with leadership roles spanning Finance, Retail Operations, Supply Chain, Human Resources and Information Technology. In his current role, Mr. Pratt is responsible for the Finance, Logistics, Corporate Sales and Compliance functions, as well as strategic planning.

Kevin Ryan, 54, joined Signet’s UK division in February 2000. Previously Mr. Ryan spent his career predominantly in retail fulfilling a number of field operational roles. In his current role, he is responsible for all store operations within the UK including management of the field team, property portfolio and the capital fit out program.

Sebastian Hobbs, 42, joined Signet’s UK division in March 2011. Prior to joining Signet, Mr. Hobbs worked in a number of retail companies, most recently at Blacks Leisure Group plc for 5 years. In his current role, he is responsible for the marketing, merchandising and purchasing functions for the UK division.

No Executive Officer is or was the subject of legal proceedings that are required to be disclosed pursuant to SEC rules.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis (“CDA”) describes the objectives and the role of the Compensation Committee and further discusses the philosophy upon which the Compensation Committee bases its decisions in its endeavors to meet these objectives. It also describes the principles of the Company’s executive compensation policies and details the individual material elements of compensation awarded to, earned by, or paid to the named executive officers (each, an “NEO”).

Consideration of “Say on Pay” Vote

The Compensation Committee considered the 2011 non-binding shareholder vote regarding executive compensation in evaluating the Company’s Fiscal 2011 executive compensation program. Due to a substantial majority of votes cast approving the executive compensation program described in the Company’s Proxy Statement for the 2011 Annual General Meeting, the Compensation Committee continued to apply the same principles in determining the amounts and types of executive compensation for Fiscal 2012.

Executive Summary

Signet’s compensation program has been designed to assist in achieving its business objective of consistently outperforming the specialty retail jewelry market segment and deliver superior returns to Shareholders.

The Committee, together with its compensation consultant, conducted a thorough analysis of compensation and executive benefits this year to ensure compensation aligns with market practice and Company performance. The results of this review confirmed that the Company’s current practices described in this CDA are appropriate.

The Committee awarded compensation in Fiscal 2012 based on continuing superior performance. The Company performed strongly during the year in the face of an uncertain economic outlook, which is reflected in the results for Fiscal 2012:

•	Total sales up by 9.1% to $3,749.2 million;

•	Diluted earnings per share up 60.8% to $3.73;

•	Operating income up by 36.2% to $507.4 million, and

•	Increase in income before income taxes of 67.1% to $502.1 million.

To accomplish this superior performance, we must employ, motivate and retain superior management. The primary compensation principle, therefore, is to target total compensation at approximately the median of a customized group of comparator companies. Those companies have been specifically chosen to reflect various attributes similar to ours and also because they pose a potential threat as to solicitation of our executives if compensation is not competitive. Executives are paid in a range around the median that is dependent upon the executive’s experience and proven ability to consistently deliver superior performance.

The total aggregate compensation at target performance for the named executive officers currently falls just below the comparator company median.

A number of sub-principles have also been developed as follows:

1.	The compensation program must align the interests of senior management with those of Shareholders. This is achieved by delivering a significant portion of total compensation for named executive officers as incentives dependent on factors that should produce long-term share price growth.

2.	The only element of guaranteed pay is base salary with the percentage of at risk compensation increasing in line with the responsibility and experience of each executive.

3.	Elements of compensation that are at risk should reward annual and multi-year performance, as well as exceptional performance.

4.	Compensation should include a retention component, which encourages high performing executives to remain with the Company.

5.	The compensation program should be constructed so that the named executive officers understand the performance required to receive various levels of payments and therefore remain motivated.

6.	The compensation program should encourage all senior executives to build a substantial holding of the Company’s shares.

The following charts illustrate the total aggregate compensation mix for our Chief Executive Officer and the average mix for our other named executive officers.

The Role of the Compensation Committee

The Compensation Committee’s role is to set the compensation for Signet’s named executive officers to ensure that they are fairly rewarded for their individual contributions to Signet’s performance having due regard to the interests of Shareholders, the financial and commercial health of the business and pay and conditions throughout Signet. It is also the role of the Committee to ensure that Signet’s compensation remains competitive as discussed earlier.

A competitive market analysis is reviewed on a regular basis to ensure total compensation packages remain close to the comparator company median.

The Role of Compensation Consultants

The Compensation Committee regularly uses external independent advice.

Meridian appointment

In Fiscal 2012, the Committee retained Meridian Compensation Partners LLC (“Meridian”) as executive compensation advisers. Meridian assists the Compensation Committee in its review, evaluation and analysis of Signet’s executive compensation program. In this role, Meridian collects relevant market data in order to assist the Compensation Committee in delivering effective and competitive executive compensation. Meridian also advises the Compensation Committee on optimal ways of motivating, rewarding and retaining executives in terms of both short and long term incentives and advising the Committee of the most effective ways of linking the interests of management and Shareholders.

In analyzing the market data provided by Meridian, the Compensation Committee focuses on an established peer group of companies for benchmarking purposes where possible. The Compensation Committee annually reviews the composition of the peer group in order to ensure it continues to comprise appropriate representative companies. The Committee selected such a group in Fiscal 2012 based upon the following criteria:

•	focus on retailers with international operations, headquartered in the US and traded on a US stock exchange;

•	median sales are similar to Signet’s; and

•	most peer companies have revenue that ranges from half to twice the Company’s revenue.

The peer group consisted of:

Abercrombie & Fitch Co., American Eagle Outfitters Inc., ANN INC, Coach Inc., Collective Brands Inc., Estee Lauder Inc,; Foot Locker Inc., Limited Brands Inc., Nordstrom Inc., Phillips Van Heusen Corporation, Pier 1 Imports Inc., Polo Ralph Lauren Corp., Saks Inc., Tiffany & Co., Urban Outfitters Inc., Williams-Sonoma, Inc., and Zale Corp.

This group differed from the one used last year as follows:

•

Some companies were dropped because they fell outside of the size parameters, are not meaningful competitors, and/or were experiencing performance issues. These included Bed Bath & Beyond Inc., Barnes & Noble Inc., Talbots Inc., Charming Shoppes Inc., Jones Group Inc., and Liz Claiborne Inc.

•

Some companies were added because they better represented the Company’s luxury and/or retail focus. These included Estee Lauder Inc., Limited Brands Inc., Polo Ralph Lauren Corp., and Urban Outfitters Inc.

This peer group was the primary source of market data for the Chief Executive Officer, Chief Financial Officer, and the Chief Executive Officer of the US division. For the Chief Operating Officer of the US division, a broader focus on retailers participating in the Hay Retail Survey was used to get sufficient data matches for the position. This survey covers 111 retail companies with median revenues of $3.5 billion. For the UK named executive officer, Meridian used data from a UK general industry survey covering 319 companies with median revenues of £317.9 million.

Determining Executive Compensation

The Compensation Committee’s objective is to deliver and maintain competitive executive compensation in accordance with its compensation principles.

The Compensation Committee ensures that the greater the responsibility and direct influence over the Company’s performance an executive officer has, the more his or her total compensation will be weighted toward incentive payments. The Compensation Committee considers the annual compensation benchmarking data described earlier, along with other factors such as an executive officer’s level of experience, the Company’s desire to retain the executive, the availability of replacement personnel, as well as the individual’s responsibilities and actual performance when setting compensation levels. Responsibility for external factors that impact results of the Company will also be considered.

Performance Criteria

The Compensation Committee reviews and approves proposed performance measures and targets to effectively motivate management and drive the creation of Shareholder value. Annual bonus targets for executives are reviewed annually to confirm that they remain appropriate and clearly aligned with business strategy and objectives.

The vesting of equity incentive awards is subject to the Company’s multi-year performance (for our performance-based equity awards) as well as a participant’s continued employment until the end of the performance period. However, partial vesting pro-rata to the length of time since grant may occur if the participant’s employment ends before the end of the performance period on account of death, retirement, disability or other circumstances as determined by the Compensation Committee in its discretion or in accordance with individual employment agreements.

The vesting of the annual cash incentive awards will normally be subject to continued employment, as well as the terms of individual employment agreements.

Compensation Overview, Objectives and Key Features

The Compensation Committee has established an executive compensation plan that contains the following key components:

Component	Objective	Key Features
Base salary	Provides a minimum level of pay that is not at risk and reflects individual experience and ongoing contribution and performance.	Designed to retain key Executive Officers by being competitive but is not considered to be the primary means of recognizing performance.

Annual bonus	Motivate and reward achievement of annual financial results against established annual goals of the Company.	Cash payments dependent on the degree of achievement against an annual performance target. This element is payable in the year following the year in which it was earned.

Component	Objective	Key Features
Long-term incentives (time and performance-based restricted shares and units)	Align management with Shareholder interests; retain executive officers; motivate and reward achievement of sustainable earnings growth.	Time based restricted share
awards vest upon the
continuance of service;
performance based restricted
share units require achievement
of Company financial goals over
a three-year performance period
and require continued service.

An additional component of the compensation plan is the benefits package, which includes retirement benefits, health and life insurance. This package has the objective of retaining executive officers over the course of their careers. The Compensation Committee also reviews tally sheets covering all elements of compensation and contingent payments upon all termination events to ensure the total compensation package is appropriate.

Elements of Executive Compensation

Based upon the policies, principles and philosophy described above, the Company maintains an executive compensation program that it believes provides executive officers with total compensation opportunities that adequately reward the executives for their contribution in achieving superior corporate performance and increasing the share price. Each of these elements is described below.

(a) Base salary

Each named executive officer receives a fixed level of base annual salary as compensation for services rendered during the fiscal year. Base salary increases recognize and reward ongoing individual performance. The level of base salary also recognizes and reflects experience, expertise and internal pay equity. The CEO recommends base salaries for the named executive officers, other than himself, which are subject to approval by the Compensation Committee. Separately the Compensation Committee establishes the CEO’s base salary and annual increases. Base salary ranges are monitored to ensure that base salary levels support the executive compensation program’s objectives of attracting and retaining management and motivating superior performance.

For Fiscal 2013, the Compensation Committee reviewed the compensation mix for the NEOs and determined to make adjustments to the base salary level and/or annual bonus targets for the continuing NEOs. This was done to achieve a better balance between fixed and variable compensation, to more closely reflect market and competitive practices and based upon the Committee’s evaluation of the factors described above. As shown in the table below, the specific adjustments in base salary did not have a material impact on the competitive positioning.

Named Executive Officer	Fiscal 2012 Salary	New Salary	Increase
Michael W. Barnes	$1,050,000	$1,050,000	0%
Ronald Ristau	$682,500	$714,708	4.5%
Mark Light	$911,750	$940,000	3%
William Montalto	$648,000	$648,000	0%
Robert Anderson	$603,200	$615,200	2%

(b) Annual bonus

Annual bonus performance targets are reviewed and approved by the Compensation Committee each year. Similar to base salaries, the Compensation Committee will review and approve any changes recommended by the CEO for the named executive officers other than himself, and will separately review and approve changes to the CEO’s target bonus, which is solely determined by the Compensation Committee. In determining the performance target at the commencement of each year, the Compensation Committee gives consideration to relevant market data, including market position and the relative positioning of the Company’s performance in its sector, as well as its current business plans. There is a maximum bonus level set each year on such awards, which is twice the target level, and a threshold performance level, below which no payments are made. The percentage earned for performance between the threshold level and the target level in any performance period will be interpolated on a straight line basis between 0% and 100% of the target level, and the percentage earned for performance between the target level and the maximum level in any performance period will be interpolated on a straight line basis between 100% and 200% of the target level.

This incentive program has been developed to focus management on the achievement of each year’s performance objectives. The annual bonus is based on a pre-determined formula either on a divisional basis or Company-wide basis, depending upon the named executive officer’s particular responsibilities. The Company performance formula measures each division’s performance separately. Therefore, if one division under performs, the Company-wide goal cannot be met through over achievement of the other division. The annual incentives for Mr. Barnes and Mr. Ristau are based upon Company performance, while the annual incentives for Mr. Light and Mr. Montalto are based solely on the performance of the US division. Similarly, the annual incentive for Mr. Anderson is based solely upon the performance of the UK division.

Annual bonus Fiscal 2012

In setting the performance criteria for Fiscal 2012, the Compensation Committee agreed that it was appropriate to determine the entire bonus on profit measures equal to targeted operating profit, as the main focus should be on driving profit.

The bonus targets and potential maximum amounts for Fiscal 2012 were set as follows:

Executive	Position	Target Bonus as a percentage of Base Salary	Maximum Bonus as a percentage of Base Salary
Michael W. Barnes	Chief Executive Officer	100%	200%
Ronald Ristau	Chief Financial Officer	60%	120%
Mark Light	Chief Executive Officer US Division	60%	120%
Robert Anderson	Chief Executive Officer UK Division	50%	100%
William Montalto	Chief Operating Officer US Division	50%	100%

The financial performance measure for the annual bonus plan for Fiscal 2012 was based on target operating profit for each division set at the beginning of the bonus period. The Company wide performance for the CEO and the CFO was determined using a weighting of 87% on the US and 13% on the UK, reflecting the relative operating profit level of each division. As discussed above, the annual incentives for the CEOs of the US and UK divisions and the COO of the US division are based solely on the performance of their respective division. The threshold (the level at which bonus will start to accrue), target, maximum and actual operating numbers for Fiscal 2012 are as follows:

	Operating Profit
	Threshold $	Target $	Max $	Actual Achieved $
US Criteria	350,000,000	382,000,000	420,200,000	478,000,000
UK Criteria	50,240,000	58,880,000	64,800,000	56,160,000

Having reviewed the performance achieved against the performance criteria set by the Compensation Committee at the beginning of Fiscal 2012, the Committee determined, as part of the Fiscal 2012 year end process in March 2012, that the US division exceeded the maximum performance level resulting in a 200% payout at maximum and the UK division achieved performance warranting a 68.3% of target payout. Based on the weighting shown above, these performance levels resulted in a 182.9% payout for the CEO and CFO. Accordingly, the Committee approved bonus payments as follows:

	Target $	Max $	Actual Achieved $

Michael W. Barnes	1,050,000	2,100,000	1,920,450
Ronald Ristau	409,500	819,000	748,976
Mark Light	547,050	1,094,100	1,094,100
Robert Anderson	301,600	603,200	205,993
William Montalto	324,000	648,000	648,000

Annual bonus Fiscal 2013

In setting the performance criteria for Fiscal 2013, the Compensation Committee agreed to adopt the same performance measure that had been employed for Fiscal 2012 as it was still considered appropriate. Therefore, the financial performance measure for the annual bonus plan for Fiscal 2013, upon which 100% of the total annual bonus capacity may be earned, is based upon the target operating profit for each division set at the beginning of the bonus period. The bonuses for the corporate executive officers will be calculated on the same basis as for Fiscal 2012, namely proportionately on the divisional results although the weighting between the US and UK has moved to 90:10 respectively, reflecting the change in relative profit level of each division and calculated at a constant exchange rate basis as appropriate. For Fiscal 2013, for the US division, the level of achievement between 92% and 110% of the performance target will determine the level of the award that is paid. In the UK division, executives can earn a bonus if between 89% and 111% of the performance target is achieved. Based on a review of compensation mix for the NEOs, market data, overall total compensation positioning and individual performance, the Compensation Committee made adjustments to some officer bonus targets for Fiscal 2013. The bonus targets and potential maximum amounts for Fiscal 2013 will be as follows:

Executive	Position	Target Bonus as a percentage of Base Salary	Maximum Bonus as a percentage of Base Salary
Michael W. Barnes	Chief Executive Officer	120%	240%
Ronald Ristau	Chief Financial Officer	70%	140%
Mark Light	Chief Executive Officer US Division	65%	130%
Robert Anderson	Chief Executive Officer UK Division	50%	100%
William Montalto	Chief Operating Officer US Division	50%	100%

(c) Long Term Incentive Plans

The Compensation Committee believes that long term share based incentives are appropriate and necessary measures to properly focus the executive officers on long term results and align their interests with those of

Shareholders.

Long Term Incentive Grants Fiscal 2012

Long-term incentive compensation granted in Fiscal 2012 was split equally between time based restricted share grants and performance based restricted share units under the Shareholder approved Omnibus Incentive Plan, (the

“Omnibus Incentive Plan”). The Committee determined that the share unit performance targets would be determined over three years and would be based upon the achievement of overall Company performance for all participants, including divisional executives. The Committee believes that the focus of this award should be on driving profitability of the entire Company. Named executive officers can earn between 0% to 200% of their performance based grant depending on results of targeted cumulative operating profit over the three year period.

For grants made in Fiscal 2012, the level of achievement, between 96% and 104% of the performance target on a straight line basis over the period, will determine the amount of the performance award that vests between zero and maximum on a cliff vesting basis after the relevant 3 year performance period. The Compensation Committee used a sliding scale of achievement rather than an all or nothing approach to compensate NEOs for actual performance against the criteria in Fiscal 2012. The time based restricted share grants cliff vest based on continued service during the relevant 3 year performance period.

Generally long term incentive grants are made at the same time as the annual compensation reviews. Unless otherwise provided in an individual employment agreement, long term incentive grant amounts for NEOs in Fiscal 2012 were determined based upon an award methodology using the historic Black Scholes valuation applied to the previous option valuation expressed as a percentage of salary. To determine the number of shares granted to all officers, the Committee determined that the share price to be used was equal to the closing price of a Common Share on the trading day before April 12, 2011. The number of time-based restricted shares and performance-based restricted units granted to executive officers in Fiscal 2012 based upon this award methodology can be seen in the “Grants of Plan-Based Awards” table below.

Long Term Incentive Grants Fiscal 2013

The Committee approved grants to Messrs. Barnes, Ristau, Light and Anderson in Fiscal 2013. As in the previous year, the grants were split equally between restricted shares and performance unit grants under the Omnibus Incentive Plan. In line with the previous year, the Compensation Committee decided the performance based Long Term Incentive grants should be based on overall Company performance for all participants, including divisional executives. Therefore, performance targets for Messrs. Barnes, Ristau, Light and Anderson were based upon the Company’s cumulative targeted operating profit over a three year period. The level of achievement between 96% and 105% of the performance targets over the period will determine the amount of the performance-based award between zero and maximum that vests on a cliff vesting basis. Grants were in the form of time based restricted stock and performance based restricted stock units with cliff vesting after three years for both types of awards. Based on a new equity grant policy adopted by the Compensation Committee, the share price to be used to determine the amount of the grant to all officers is $47.76, representing the average closing price of a Common Share on the 20 trading days commencing on March 23, 2012, the day after the Fiscal 2012 results announcement, with the grant date being April 23, 2012.

Long Term Incentive Vesting Fiscal 2013

In March 2012, the Committee concluded that the pre-determined performance conditions relating to the performance based long term incentive awards made in Fiscal 2010 had been achieved at the maximum level for both divisions and the corporate executives, resulting in the performance based long term incentive awards vesting at 200% of target. The pre-determined performance conditions for the performance related long term incentive awards made in Fiscal 2010 were based upon the achievement of three year cumulative EBIT. A range between 85% of target at which nothing is earned and 115% of target at which maximum may be earned determined the level of vesting achieved. Target cumulative EBIT was determined on a divisional basis, which on a consolidated Company basis amounted to $806 million for the three year cumulative period, and actual achievement exceeded $927 million, for the three year cumulative period representing 115% of target and the level at which maximum vesting was achieved.

(d) Retirement & Deferred Compensation

The Company provides retirement and deferred compensation benefits to named executive officers and employees, both as a retention mechanism and as a means to assist with the provision of a degree of financial security post retirement. There are different plans operating in the US and the UK.

(i) UK Executive Officers

Mr. Anderson participates in the Signet Group Pension Scheme, which is a funded, HM Revenue & Customs registered, final salary, occupational pension plan. Pensionable salary is the participant’s base salary, excluding all bonuses.

The main features of this pension plan are:

•	a normal pension age of 60;

•	pension at normal pension age of two-thirds of final pensionable salary, subject to completion of 20 years’ service;

•	life assurance cover of four times pensionable salary; and

•	spouse’s pension on death.

All UK Group Plan benefits were, until April 5, 2006, subject to Inland Revenue limits. Since the changes to pension taxation in the UK from April 6, 2006 and the removal of existing limits, a scheme specific earnings cap has been maintained equivalent to the previous earnings cap, increased by the Retail Price Index annually. As the tax treatment and other advantages of contributing to funded unapproved retirement benefit schemes (“FURBS”) to fund benefits above the earnings cap has been eroded, the Company has ceased paying contributions to the Signet FURBS and it has been wound up. In substitution, a supplement is paid in accordance with the compensation principles on an individual basis. The Company will not compensate or protect participants against the consequences of the changes in taxation. In Fiscal 2012, Mr. Anderson was paid $307,251 in settlement of his accured benefits under the FURBS Plan.

(ii) US Executive Officers

In the US, there are two defined contribution savings vehicles. The primary retirement vehicle is the company sponsored Sterling Jewelers Inc. 401(k) Retirement Savings Plan (the “401(k) Plan”), which is a qualified plan under Federal guidelines. The Company matched employee contributions to the 401(k) Plan at 25% of an employee’s contribution up to a maximum of 6% of an employee’s basic salary until April 2011, when the matching contribution was increased to 50% of an employee’s contribution in order to be market competitive.

Under Federal guidelines, the 401(k) Plan contributions by senior management may be reduced based on the participation levels of lower paid employees. A supplemental plan, the Deferred Compensation Plan, an unfunded, non-qualified plan under Federal guidelines, was established in 1996 for senior management to assist with pre-tax retirement savings in addition to the 401(k) Plan. In 2004, the Company froze this deferred compensation plan (the “Frozen DCP”) to new participants and new deferrals for tax purposes and created a second unfunded, non-qualified deferred compensation plan, for management and highly compensated employees or executives (the “DCP”). Beginning in April 2011, the Company re-introduced a discretionary 50% Company matching contribution under the DCP based upon each participant’s annual remuneration deferral, up to 10% of the participant’s eligible compensation deferred to the DCP. Although the DCP also permits additional employer discretionary contributions, the Company did not make any additional discretionary contribution in Fiscal 2012.

Messrs. Light and Montalto have benefits provided via the 401(k) Plan, the Frozen DCP, and the DCP.

(e) Health & Welfare

Named executive officers participate in various health and welfare programs, as well as life insurance and long term disability plans, which are generally available to other executive officers of the Company. In addition, named executive officers participate in supplemental programs, along with other officers of the Company. These supplemental programs include a medical reimbursement plan as well as an enhanced Executive long term disability program. The Company also pays the premiums for the named executive officers’ medical and life insurance coverages. These supplemental benefits are provided to give the Company a competitive edge in recruiting executive talent and enticing them to move to our location in Akron, Ohio.

(f) Perquisites

Signet pays an allowance in lieu of an automobile to named executive officers and, during Fiscal 2012, provided a limited number of other perquisites to Mr. Light, consisting of a leased automobile and reimbursement of fees for one private club membership to encourage him to entertain business colleagues and customers, engage in social interaction with peers from other companies, foster local leadership and community activities and reward experience, expertise, responsibility, seniority and leadership qualities. These practices have now ceased. In addition, in limited circumstances, where it is appropriate that spouses attend business related functions, Signet reimburses named executive officers for the travel expenses of spouses.

The Company does not provide tax gross-up payments for any perquisites.

(g) Employment Agreements

Generally, employment agreements are provided to the named executive officers in order to entice them to join the Company and to contribute to the long term success of the business. Employment agreements in effect may all be terminated upon notice of one year or less. The principal terms of the employment agreements with Mr. Barnes, Mr. Ristau, Mr. Light, Mr. Anderson and Mr. Montalto are set forth under “Employment Agreements” below on page 46. In unusual circumstances, including times of possible or actual transition of corporate control, corporate restructuring or just the desire to keep an executive or the team of named executive officers in place, free of distractions that might arise out of concern for personal financial advantage or job security, the Committee will enter into a retention agreement with one or more executive officers. At the present time, the Company has retention agreements with Messrs. Light and Anderson, which are described below under “Employment Agreements” on page 46.

(h) Termination for Cause and Violation of Non-Compete Covenants

Share options outstanding under the employee incentive plans may not be exercised after a termination for cause. Performance-based restricted share units and time-based restricted shares will not vest if termination for cause occurs before the conclusion of the three-year performance period. All executive officer employment agreements contain a non-competition covenant that has between a 9 and 12 month post-employment term. Violation of the non-compete covenants will result in potential litigation and the Company’s ability to seek injunctive relief and damages. For more information concerning the named executive officers employment agreements, see “Employment Agreements” below beginning on page 46.

(i) Limitation under Section 162(m) of the Revenue Code

Section 162(m) of the Revenue Code generally denies a federal income tax deduction to the Company for compensation in excess of $1 million per year paid to NEOs. This denial of deduction is subject to an exception for “qualified performance-based compensation”. Although the Compensation Committee has designed the executive compensation program with tax considerations in mind, the Compensation Committee retains the flexibility to authorize compensation that may not be deductible if the Committee believes doing so is in the best interests of the Company.

(j) Claw Back

Recognizing that the SEC has yet to publish regulations on claw back policies as mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“the Dodd-Frank Act”), the Compensation Committee considered it to be appropriate to adopt an interim claw back policy. The policy provides that in the event of a material restatement of the Company’s financial results, the Compensation Committee will recalculate incentive compensation based on the restated results. In the event of an overpayment, the Company will seek to recover the difference, balancing the amount to be recovered against the cost of doing so. Similarly in the interest of fairness, should a restatement result in an under payment of incentive compensation, the Company will make up any difference.

(k) Share Ownership Policy/Hedging Prohibition

It is the Company’s policy that Signet’s Chief Executive Officer builds a holding of Common Shares equal to at least five times his base salary over a five-year period following the date of appointment. With effect from the beginning of Fiscal 2014, the Compensation Committee intends to introduce the following mandatory net share retention requirement for certain other executive officers:

•	Two times annual base salary—Signet Chief Financial Officer, US Chief Executive Officer, US Chief Financial Officer, US Chief Operating Officer, UK Chief Executive Officer;

•	One times annual base salary—Signet Group Company Secretary, UK Chief Financial Officer.

Once achieved at any given share price, the requirement is considered to have been met notwithstanding any subsequent change in share price. Once achieved, the holding is to be maintained while the individual remains an officer of the Company. It is the Company’s policy to prohibit hedging or monetization transactions that would allow an officer, director or employee who is a security holder to engage in transactions that would separate the risks and rewards of ownership of Company securities from actual ownership of those securities.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis section of this Proxy Statement. Based on this review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

Members of the Compensation Committee:

Thomas Plaskett (Chairman)

Robert Blanchard

Dale W. Hilpert

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Name & Principal Position	Fiscal Year	Salary $	Stock Awards $(1)	Non-equity incentive plan compensation $	Change in pension value and non-qualified deferred compensation earnings $(2)	All other compensation $	Total $
Michael W. Barnes	2012	1,050,000	4,659,277	1,920,450	—	27,803	7,657,530
CEO(3)	2011	181,731	12,332,105	—	—	645,646	13,159,482
Ronald Ristau	2012	674,375	1,125,234	748,976	—	84,584	2,633,169
CFO(4)	2011	517,500	737,847	705,120	—	50,892	2,011,359
Mark Light	2012	899,588	1,315,345	1,489,831	—	107,065	3,811,829
US CEO(5)	2011	852,825	861,085	1,035,720	—	74,888	2,824,518
	2010	822,000	833,431	986,400	—	46,864	2,688,695
Robert Anderson	2012	599,678	510,694	205,993	65,488	439,394	1,821,247
UK CEO(6)(7)	2011	560,263	323,204	346,785	—	118,067	1,348,319
	2010	556,182	328,122	556,182	139,119	115,514	1,695,119
William Montalto	2012	638,500	605,503	843,780	—	72,856	2,160,639
US COO(8)	2011	602,650	396,198	610,000	—	60,564	1,669,412
	2010	580,600	383,509	580,600	—	21,363	1,566,072

Compensation for executive officers residing in the US are paid in US dollars, while compensation for executive officers residing in the UK is paid in pounds sterling. An exchange rate of £1: US$1.60 was used to determine the amounts paid in pound sterling.

(1)	In accordance with ASC 718, the amounts calculated are based on the aggregate grant date fair value of the restricted shares and stock units (in the column entitled “Stock Awards”) in the year of grant based upon the probable outcome of performance conditions. For information on the valuation assumptions, refer to note 22 in Signet’s financial statements filed on Form 10-K for Fiscal 2012.

(2)	This column represents the aggregate change, over the course of the fiscal year, in the actuarial present value of the Executive’s accumulated benefit under all defined benefit and actuarial plans.

(3)	Mr. Barnes’ Fiscal 2012 compensation included the following elements whose total incremental cost to the Company is shown in the column titled “All Other Compensation”: Relocation expenses ($8,032); life, disability and medical insurance premiums and medical reimbursements ($19,740); and other miscellaneous benefits ($31).

(4)	Mr. Ristau’s Fiscal 2012 compensation included the following elements whose total incremental cost to the Company is shown in the column titled “All Other Compensation”: Company car and fuel allowance ($33,504); 401(k) matching contribution ($9,319); life, disability and medical insurance premiums, and medical reimbursements ($39,425); relocation expenses ($2,305); and other miscellaneous benefits ($31).

(5)	Mr. Light’s Fiscal 2012 compensation included the following elements whose total incremental cost to the Company is shown in the column titled “All Other Compensation”: Company car and fuel allowance ($17,946); 401(k) matching contribution ($46,781); life, disability and medical insurance premiums and medical reimbursements ($36,133); club subscriptions ($5,198); and other miscellaneous benefits ($1,007).

(6)	Compensation is paid in pounds sterling; amounts reported reflect an average exchange rate of £1: US$1.60 for Fiscal 2012 (£1:US$1.55 for Fiscal 2011; and £1:US$1.59 for Fiscal 2010).

(7)	Mr. Anderson’s Fiscal 2012 compensation included the following elements whose total incremental cost to the Company is shown in the column titled “All Other Compensation”: Pension supplement ($80,502); one time cash settlement of accured FURBS benefits ($307,251); company car and fuel allowance ($46,475); and life, disability and medical insurance premiums ($5,166).

(8)	Mr. Montalto’s Fiscal 2012 compensation included the following elements whose total incremental cost to the Company is shown in the column titled “All Other Compensation”: Company car and fuel allowance ($14,162); 401(k) matching contribution ($34,425); life, disability and medical insurance premiums and medical reimbursements ($17,989); and other miscellaneous benefits ($6,280).

GRANTS OF PLAN-BASED AWARDS

Set forth below is information concerning grants of plan-based awards made during the fiscal year ended January 28, 2012.

			Estimated Payouts Under Non-equity Incentive Plan Awards(5)		Estimated Future Payouts Under Equity Incentive Plan Awards(6)		All other Stock Awards: Number of shares or Units	Grant date fair value of Stock and Option Award(4)
Name		Grant Date	Target $	Max $	Target #	Max #	#	$
Michael Barnes	(1)		1,050,000	2,100,000

	(2)	April, 12, 2011			35,635	71,270		3,077,439

	(3)	April, 12, 2011					35,635	1,581,838

Ronald Ristau	(1)		409,500	819,000
	(2)	April, 12, 2011			8,606	17,212		743,214
	(3)	April, 12, 2011					8,606	382,020

Mark Light	(1)		547,050	1,094,100
	(2)	April, 12, 2011			10,060	20,120		868,782
	(3)	April, 12, 2011					10,060	446,563

Robert Anderson	(1)		301,600	603,200
	(2)	April, 12, 2011			3,926	7,852		337,322
	(3)	April, 12, 2011					3,926	173,372

William Montalto	(1)		324,000	648,000
	(2)	April, 12, 2011			4,631	9,262		399,933
	(3)	April, 12, 2011					4,631	205,570

(1)	Represents bonus opportunities under the Company’s annual bonus plan for Fiscal 2012. The target bonus levels for Messrs. Barnes, Ristau, Light, Anderson and Montalto for Fiscal 2012, expressed as a percentage of base salary, were 100%, 60%, 60%, 50%, and 50%, respectively, and the maximum bonus levels were 200%, 120%, 120%, 100% and 100%, respectively, based on goals established by the Compensation Committee for target operating profit. For a more detailed description of the Company’s annual bonus plan, including a discussion of the Company’s performance with respect to goals and amounts awarded to the named executives in Fiscal 2012, see the “CDA” above.

(2)	Represents performance-based restricted share units granted under the Omnibus Incentive Plan. Under the terms of these awards, these restricted stock units are to vest as to 100% of the shares covered thereby on the third year of grant dates subject to achievement of performance goals. Under the terms of these awards, the restricted stock units will terminate in the event the Company fails to achieve a minimum cumulative operating profit goal for Fiscal 2012, Fiscal 2013 and Fiscal 2014.

(3)	Represents time-vesting restricted share award granted under the Omnibus Incentive Plan. These time vesting restricted shares will vest as to 100% of the shares covered thereby on the third anniversary of grant date. Upon vesting, the Common Shares are no longer subject to restriction. Holders of time-vesting restricted shares are not entitled to receive dividends with respect to such awards until the awards vest.

(4)	Represents the grant date fair value of each equity-based award as determined in accordance with ASC 718. The actual value received by the Named Executive Officers with respect to these awards may range from $0 to an amount greater than the reported amount, depending on the Company’s actual financial performance and share value when the shares are received.

(5)	Payouts of non-equity incentive plan awards may range from $0 to the maximum as described above. Therefore, in accordance with SEC rules, we have omitted the “Threshold” column.

(6)	Payouts of equity incentive plans awards may range from 0 to the maximum as described above. Therefore, in accordance with SEC rules, we have omitted the “Threshold” column.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	OPTION AWARDS (1)						STOCK AWARDS
Name	Number of securities underlying unexercised options(#) exercisable	Number of securities underlying unexercised options(#) unexercisable		Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options(#)	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares or units that have not vested $(2)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested $(2)
Michael W. Barnes							173,162(3)	8,045,107
							35,635(13)	1,655,602	71,270(14)	3,311,200
Ronald Ristau							11,895(5)	552,642	23,790(6)	1,105,283
							8,606(13)	399,835	17,212(14)	799,670
Mark Light	16,463(15)				$41.00	April 5, 2014
	12,137(7)				$49.80	April 24, 2017
	41,576(8)				$24.80	April 14, 2018
		348	(9)		$27.52	December 30, 2012
							21,447(10)	996,428	42,844(16)	1,992,855
							13,614(11)	632,506	27,228(6)	1,265,013
							10,060(13)	467,388	20,120(14)	934,775
Robert Anderson	12,584(15)				$41.00(4)	April 5, 2014
	5,305(7)				$49.80(12)	April 24, 2017
							8,524(10)	396,025	17,048(16)	792,050
							4,960(11)	230,442	9,920(6)	460,883
							3,926(13)	182,402	7,852(14)	364,804
William Montalto	12,585(15)				$41.00	April 5, 2014
	11,345(7)				$49.80	April 24, 2017
	22,782(8)				$24.80	April 13, 2018
							9,869(10)	458,514	19,738(16)	917,027
							6,264(11)	291,025	12,528(6)	582,051
							4,631(13)	215,156	9,262(14)	430,313

Notes to Outstanding Equity Awards at Fiscal Year End Table

(1)	All options have a grant date ten years prior to the expiration date shown. All options cliff vest after three year vesting period following the grant date, subject to the attainment of the relevant performance objectives. The amount reflected indicates the maximum number of shares that would vest upon attainment of all performance objectives.
(2)	Calculated using the Common Shares price as at January 28, 2012 of $46.46.
(3)	Of this grant, 11,432 shares vested on February 1, 2012 and 67,734 on March 15, 2012. The remaining shares will vest on June 1, 2012 (12,917), March 15, 2013 (61,127) and March 15, 2014 (19,952).
(4)	US dollar amount reflected in the table above is a currency conversion on the date of grant from the actual per share exercise price of £22.25.

(5)	This grant will vest on June 17, 2013.
(6)	The Compensation Committee will determine whether this grant will vest within 60 days following January 26, 2013.
(7)	This grant vested on April 24, 2010.
(8)	This grant vested on April 14, 2011.
(9)	This grant will vest on October 1, 2012.
(10)	This grant will vest on June 16, 2012.
(11)	This grant will vest on April 2, 2013.
(12)	US dollar amount reflected in the table above is a currency conversion at the date of grant from the actual per share exercise price of £24.88.
(13)	This grant will vest on April 12, 2014.
(14)	The Compensation Committee will determine whether this grant will vest within 60 days following January 25, 2014.
(15)	This grant vested on April 5, 2007.
(16)	This grant vested on March 22, 2012.

Additional Information Concerning Option and Share Awards

i) Share Option Plans Pre Fiscal 2010

Prior to 2008, the Company operated an executive share option plan known as the Signet Group plc 1993 Executive Share Option Scheme (the “1993 Scheme”). Under the 1993 Scheme no further options may be granted but existing options are exercisable for shares until such options expire by their terms. In 2003 new plans were introduced by the Company which replaced the 1993 Scheme: the Signet Group plc UK Inland Revenue Approved Share Option Plan 2003; the Signet Group plc International Share Option Plan 2003; and the Signet Group plc US Share Option Plan 2003 (collectively the “2003 Plans”). Although no further options may be granted under the 2003 Plans, existing options continue to be exercisable for shares. Further details of the plans and the applicable performance conditions are set out below.

Performance-Based Share Option Grants Prior to Fiscal 2010

Vesting of performance-based share options granted prior to Fiscal 2010 was dependent upon the achievement of a cumulative earnings per share (“EPS”) goal over the three-year performance period following the grant.

Share option and long term incentive plan grants to named executive officers are set out in the Outstanding Equity Awards at Fiscal Year End Table above and the Option Exercises and Shares Vested Table below. The option exercise price of the options awarded to Mr. Anderson were granted in pounds sterling. See the table above for currency conversion information.

Grants to Named Executive Officers

For the grants made in Fiscal 2008, which were the last grants made under the 2003 Plans, and based upon the comparator company surveys conducted and applicable performance conditions, the Chief Executive Officers of the US and the UK divisions were awarded grants of options equal to 160% and 80% of base salary, respectively, and a grant of options equal to 100% of base salary was made to the US Chief Operating Officer.

The conditions set by the Compensation Committee for the exercise of options granted under the 1993 Scheme were that for vesting to take place, a post inflation minimum growth in earnings per share of 10% over any consecutive three year period had to be achieved. Under the 2003 Plans, for vesting to take place, a post inflation minimum growth in earnings per share of 10% from a fixed base year applied over a three year period, or, only for the grants made in Fiscal 2006, 12.55% over a four year period, or 15.92% over a five year period had to be achieved. The performance conditions were chosen as the Compensation Committee believed them to be in line with market practice. These conditions have been met in respect of the options granted between October 1997 and April 2004; the performance criteria having been satisfied in each case over the first three year period following the grant of the options apart from the options granted in April and July 2003. These options are reflected in the table above.

Options generally become exercisable no earlier than the third anniversary of the date of grant and generally expire on the earlier of (i) the tenth anniversary of the date of grant, (ii) the date of termination of the participant’s service with Signet, (iii) six months following the date of the participant’s termination of service with Signet due to ill health or disability, or (iv) the expiration date set forth in the participant’s award agreement. Options that have not already vested will only vest and become exercisable on the dates detailed subject to satisfaction of the specified performance criteria.

ii) Long Term Incentive Plan (“LTIP”) Pre-Fiscal 2010

Options and awards no longer exist under the Signet Group plc 2005 Long Term Incentive Plan (the “2005 LTIP”), or the Signet Group plc 2000 Long Term Incentive Plan (the “2000 LTIP” and together with the 2005 LTIP, the “LTIPs”). The final grant vested in Fiscal 2012 with performance having been partially achieved to the extent that the US division achieved 91.7%, the corporate executives 16.3% and the UK division 0%, resulting where applicable, in performance awards being payable in equal amounts in shares and cash.

The performance measures that applied under the 2005 LTIP depended upon whether the profit growth exceeded the minimum threshold inflation level, in which case the amount of the award was calculated on a straight line basis from that level up to a specified inflection point, which for Fiscal 2009, the final time an award was made under this plan, was 8%. At that point, 37.5% of the award vested, and then at an accelerated rate on a straight line basis up to the maximum level of award at 12%. This maximum was equal to a specified percentage of base salary at the time at which the award vests.

If the minimum threshold inflation level of profit growth was achieved but the maximum award has not been earned, then the award could have been increased on the basis of the return on capital employed (“ROCE”) performance. In no event, however, could any such increase result in the award of the applicable maximum awarded amount.

When the performance conditions had been satisfied, 50% of the amount which vested was payable in cash and the other 50% consisted of the grant of an option to acquire shares in the Company, the number of share being determined by using the middle market price on the day preceding the grant of the award. For the Fiscal

2009 awards, that share price of the Company was $24.80. The UK participants can normally exercise their option at any time after vesting until the tenth anniversary of the grant of the award. For US participants, the options are deemed exercised immediately upon issuance.

The first table below shows the percentages and the inflection points which were specified for the Fiscal 2009 awards and indicates the relevant profits and ROCE used for measurement. The second table shows the percentages of salary to be paid to the named executive officers for exceeding the specified profit growth and the percentages of salary paid for every 0.5% ROCE exceeding the specified level. No payments were made, however, under the latter as ROCE did not exceed the specified levels.

LTIP performance criteria

	Fiscal 2009 award
	Corporate %	UK %	US %
Minimum performance for any vesting:
Profit measure	Profit growth in excess of threshold inflation level
ROCE measure	15.4	26.4	14.2
Profit growth performance measure
Profit growth rate inflection point	8.0	8.0	8.0
Profit growth for maximum vesting	12.0	12.0	12.0
ROCE performance measure:
Specified ROCE required	16.4	27.4	15.2

Performance criteria

Profit growth	% Salary paid for profit growth
	Mark Light	Robert Anderson	William Montalto
	Fiscal 2009	Fiscal 2009	Fiscal 2009
At Inflection point	37.5	25.5	26.3
At Maximum vesting	100.0	68.0	70.0

ROCE Performance	% salary for each 0.5% ROCE exceeds specified level
	Mark Light	Robert Anderson	William Montalto
	Fiscal 2009	Fiscal 2009	Fiscal 2009
	8.0	2.7	5.3

OPTION EXERCISES AND SHARES VESTED

This table shows the numbers and value of share options exercised by the named executive officers in Fiscal

2012.

	Option Awards			Stock Awards
Name	Number of shares acquired on exercise	Value realized on exercise $		Number of shares acquired on vesting	Value realized on vesting $
Michael W. Barnes	—	—		—	—
Ronald Ristau	—	—		—	—
Mark Light	30,465	123,034		—	—
Robert Anderson	27,199	439,400	(1)	—	—
William Montalto	19,065	469,286		—	—

(1)	The actual average exchange rate of £1: US$1.55 was used to determine the exercise value as these share options were exercised in pound sterling.

PENSION BENEFITS

Name	Plan name	Number of years credited service	Actuarial present value of accumulated benefits $(1)	Payments during last fiscal year $
Michael W. Barnes	—	—	—	—
Ronald Ristau	—	—	—	—
Mark Light	—	—	—	—
Robert Anderson	Signet Group Pension Scheme	11	880,233	307,251(2)
William Montalto	—	—	—	—

(1)	Year-end exchange rate of £1:$1.57 was used.
(2)	Represents the settlement of Mr. Anderson’s accrued benefits under the terminated FURBS Plan.

Signet has established a number of retirement plans for eligible employees in each division. In the UK, the primary retirement plan is the Signet Group Pension Scheme. Mr. Anderson is the only named executive officer eligible to participate in this plan and the main benefits of this plan are discussed below.

Company Pension and Deferred Compensation

Pension benefits in respect of the UK based named executive officer are determined on a pounds sterling basis but are disclosed here using an average exchange rate of £1:$1.60 and are set out below.

Pension Benefits for Mr. Anderson

Fiscal 2012
$
Change in accrued benefits during the year (gross of inflation)	5,123
Change in accrued benefits during the year (net of inflation)	3,338
Accrued benefits at the end of the year	39,456
Transfer value of change in accrued pension (net of inflation)	65,488
Transfer value of accrued benefits at the beginning of the year	610,917
Transfer value of accrued benefits at the end of the year	880,233
Change in transfer value of accrued benefits(1)(2)	269,316

(1)	Calculated in accordance with the UK Occupational Pension Schemes (Transfer Value) Regulations 2008.
(2)	Includes foreign exchange impact on beginning balance.

Retirement

Pension Valuation

The pension valuation is based upon the following factors:

•	The pension accrual value shown is the amount which would be paid annually on retirement based on service to the end of the year;

•	Transfer values have been calculated in accordance with the Occupational Pension Schemes (Transfer Value) Regulations 2008;

•	The transfer value of accrued pensions do not allow for discretionary pension increases on service prior to April 6, 1997;

•

The value of net increase represents the incremental value to the named executive officer of his service during the year, calculated on the assumption service terminated at the year-end. It is based on the accrued pension increase;

•

The change in the transfer value includes the effect of fluctuations in the transfer value due to factors beyond the control of the Company and named executive officers, such as stock market movements, economic conditions and changes in the transfer value basis;

•

Mr. Anderson’s total accrued pension and the value of the accrued pension as at January 29, 2011 and January 28, 2012, are based on the benefits accrued for all service in the Signet Group Pension Scheme. Mr. Anderson’s benefits have been restricted to the Pre-2006 UK HMRC maximum allowing for his retained benefits with Marks & Spencer, his previous employer; and

•	Voluntary contributions paid by named executive officers and resulting benefits are not shown.

NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive contribution in last fiscal year $	Registrant contribution in last fiscal year $	Aggregate earnings in last fiscal year $	Aggregate withdrawals/ distributions $	Aggregate balance at last fiscal year end $
Michael W. Barnes	—	—	—	—	—
Ronald Ristau	—	—	—	—	—
Mark Light	89,865	38,293	4,052	2,270	136,596
Robert Anderson	—	—	—	—	—
William Montalto	96,177	27,196	2,957	1,612	129,422

Certain US based named executive officers are participants in the Company’s two non-qualified deferred compensation plans as described below. No contributions were made for Mr. Barnes or Mr. Ristau to the DCP in Fiscal 2012. Mr. Anderson is not a participant because he is based in the UK. To the extent Mr. Barnes elects to participate in the DCP, he is contractually entitled to receive the Company’s matching contribution.

The DCP also provides for discretionary employer matching contributions.

The main features of the DCP are:

•	Participation is open to NEOs, as well as other members of management of the Company located in the US;

•	Participants may defer all of their cash compensation;

•

In Fiscal 2012, the Company made a discretionary 50% matching contribution based on the participant’s annual remuneration deferral, up to 10% of the participant’s eligible compensation under the DCP. The DCP also permits additional employer discretionary contributions. No such additional contributions were made in Fiscal 2012. The Company guarantees an annual rate of return on deferred money under the DCP, which in Fiscal 2012 was 3%;

•	Deferred compensation is notionally invested by Signet in trust-owned life insurance policies;

•	Earnings in the participant’s account (and Signet’s responsibility for payment) is measured by the crediting rate of interest declared for each plan year;

•

Deferrals may be paid out upon separation from service or on specified “in-service” dates; participants must elect to make deferrals in advance of the period during which the deferred compensation is earned; and

•	Most participants, including all executive officers, will generally not receive any distribution from the plan until six months following termination of services.

Information concerning the employment agreements for each of the NEOs is set out below:

Employment Agreements

i) Michael W. Barnes

Mr. Barnes has an employment agreement dated September 29, 2010, as amended, with a US subsidiary that extends through January 31, 2014, subject to earlier termination by either party. Mr. Barnes joined the Company as Chief Executive Officer Designate on December 1, 2010 and became Signet’s Chief Executive Officer on January 29, 2011.

The terms of Mr. Barnes’ employment agreement were provided to entice him to join the Company and contribute to its success. Pursuant to the agreement, Mr. Barnes will (i) receive an annual base salary of $1,050,000, subject to annual review, (ii) be eligible for an annual target bonus equal to 100% (subsequently, increased by the Compensation Committee to 120% for Fiscal 2013) of his annual base salary, (iii) be eligible for a long-term incentive plan payment, with the target payment for a three-year performance cycle equal to $3,250,000 (subject to a maximum of $4,875,000), to be comprised of equity-based awards (or cash, if so determined by the Compensation Committee), (iv) be entitled to participate in the Company’s deferred compensation plan (and receive a Company matching contribution under such plan if he chooses to participate in the plan equal to 50% of the first 10% of eligible compensation deferred), (v) be entitled to such welfare benefits as are made available from time to time to executive officers of the Company, and (vi) be entitled to five weeks of paid vacation per year. Mr. Barnes’ employment agreement also entitled him to certain relocation benefits (including a tax gross-up payment in respect of such benefits) incurred during the first six months of the term of the agreement.

The employment agreement also provided for a “make-whole payment” on or as soon as practicable after the date he commenced employment with the Company. This payment was to be comprised of (i) a cash payment equal to $641,666 (in respect of the 2010 annual bonus that Mr. Barnes forfeited by his termination of employment with Fossil, Inc.), and (ii) a number of stock options and restricted shares equal to the value of the unvested Fossil, Inc. stock appreciation rights and restricted shares held by Mr. Barnes (and forfeited by him) on the date of his termination of employment with Fossil, Inc. Due to accounting and other considerations, the Company and Mr. Barnes agreed, in lieu of the equity portion of the make whole obligation, to the issuance of shares and restricted shares only. On January 19, 2011, the Compensation Committee granted Mr. Barnes 116,392 unrestricted shares equal to the value of restricted stock and unvested stock appreciation rights from Fossil, Inc. that would have vested in February, March and June 2011 ($5.0 million), and 173,162 restricted shares equal to the value of the remaining restricted stock and unvested stock appreciation rights from Fossil, Inc. that would have vested in Fiscal 2013 ($3.9 million), 2014 ($2.6 million) and 2015 ($0.8 million) in satisfaction of this “make whole” obligation. 11,432 restricted shares vested on February 1, 2012; 67,734 restricted shares vested on March 15, 2012; 12,917 restricted shares will vest on June 1, 2012; 61,127 restricted shares will vest on March 15, 2013; and 19,952 restricted shares will vest on March 15, 2014.

As Chief Executive Officer, Mr. Barnes is required to build a holding of Common Shares equal to at least five times his base salary over a five-year period and is subject to all written Board policies in effect during his employment, including any policies relating to the clawback of compensation. The Company has agreed to provide Mr. Barnes with coverage under a directors and officers liability insurance policy while employed under the employment agreement, at a level no less than that maintained for substantially all of the executive officers of the Company and the members of the Board of Directors. During the term of employment and for specified periods thereafter, Mr. Barnes will be subject to confidentiality, non-solicitation, and non-competition restrictions.

Mr. Barnes is entitled to severance payments under his employment agreement as follows:

(i)	if he is terminated by the Company without “cause” (as defined in his employment agreement),

(ii)	if Mr. Barnes terminates his employment for “good reason” (as defined in his employment agreement) either prior to or following a “change in control” of the Company (as defined in his employment agreement), or

(iii)	if he dies during the term of the employment agreement.

In the event of any such termination, in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Barnes generally will be entitled to:

(i)	continued payment of base salary for 12 months following the date of termination, payable in accordance with the Company’s payroll practice,

(ii)	a lump sum amount equal to the annual bonus he otherwise would have received based on actual performance, or, if he dies, the target annual bonus for the fiscal year in which such termination occurs,

(iii)	a lump sum amount equal to the sum of the long-term incentive payments (whether for service-based or performance-based awards) in respect of each then-ongoing performance cycle under the long-term incentive plan, with the amount to be paid in respect of each performance cycle calculated: (a) for performance-based awards, for each fiscal year during a performance cycle, based on actual performance against the portion of the target allocable to such fiscal year, but prorated for the year of termination and assuming target performance for such year of termination if termination is by reason of death, and (b) for awards that vest solely based on provision of services, the full award, prorated based on the number of calendar days from the beginning of the performance cycle through termination,

(iv)	continued group medical coverage at the active employee rate for Mr. Barnes and his eligible dependents for up to 12 months following the date of termination, and

(v)	vesting of unvested stock options or restricted shares granted as part of his make-whole payment.

In addition, if Mr. Barnes’ employment is terminated by the Company for cause or he resigns without good reason, in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Barnes will be entitled to a lump sum amount equal to the annual bonus he otherwise would have received, based on actual performance for the fiscal year of termination, pro-rated for the number of days he was employed during such fiscal year.

All severance payments and benefits (that were not accrued prior to termination) will be conditioned on the execution of a general release of claims against the Company, its affiliates and related parties and on continued compliance with the restrictive covenants discussed above.

ii) Ronald Ristau

Mr. Ristau has an employment agreement dated April 12, 2010 with a US subsidiary. Mr. Ristau joined the Company on April 15, 2010 as Chief Financial Officer Designate and became Chief Financial Officer on June 2010 upon the retirement of the former Chief Financial Officer. This agreement may be terminated by either party.

The terms of Mr. Ristau’s employment agreement were provided to entice him to join the Company and contribute to the Company’s success. Pursuant to the agreement, Mr. Ristau will (i) receive an annual base salary of $650,000, subject to annual review, (ii) be eligible for an annual maximum bonus of up to 120% of base salary (with a target bonus of 60% of base salary in accordance with the Company’s current annual bonus plan), (subsequently, increased by the Compensation Committee to 140% and 70% respectively for Fiscal 2013), and (iii) be eligible for a long-term incentive bonus with a target payment of 115% of base salary to be comprised of cash and/or equity based awards. During the term of employment and for specified periods thereafter, Mr. Ristau will be subject to confidentiality, non-solicitation, and non-competition restrictions.

The Company may terminate Mr. Ristau’s employment agreement at any time, generally effective upon giving notice. In the case of termination other than for “cause” (as defined in his employment agreement) or if Mr. Ristau terminates his employment due to constructive termination (as defined in the agreement and including certain events occurring within the one-year period following a change of control), in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Ristau will be entitled to:

(i)	continued payment of base salary then in effect for 12 months, payable in accordance with the Company’s payroll practice,

(ii)	a lump sum amount equal to the annual bonus he otherwise would have received, based on actual performance for the fiscal year of termination, pro-rated for the number of business days he was employed during such fiscal year, and

(iii)	a lump sum amount equal to the Omnibus Incentive Plan award he otherwise would have received for the performance period in which such termination occurs, based on actual performance, pro-rated for the number of business days he was employed during such performance period.

If Mr. Ristau’s employment agreement is terminated by the Company for cause or if he resigns without good reason, Mr. Ristau will be entitled to any accrued but unpaid benefits or obligations as of the date of termination.

The agreement also includes other terms, including severance payments upon termination by reason of death or disability (as defined in the employment agreement) equal to the annual bonus he otherwise would have received, based on actual performance, pro-rated for the number of business days he was employed during such fiscal year, as well as, upon death, continued payment to Mr. Ristau’s estate of base salary then in effect for six months.

All severance payments and benefits (that were not accrued prior to termination) will be conditioned on the execution of a general release of claims against the Company, its affiliates and related parties and on continued compliance with the restrictive covenants discussed above.

iii) Mark Light

Mr. Light has an employment contract dated December 10, 2010, as amended, with a US subsidiary.

Pursuant to the agreement, Mr. Light will (i) receive an annual base salary of $863,100, subject to annual review, (ii) be eligible for an annual maximum bonus of up to 120% of base salary (with a target bonus of 60% of base salary in accordance with the Company’s current annual bonus plan) (subsequently, increased by the Compensation Committee to 130% and 65% respectively for Fiscal 2013), and (iii) be eligible for a long-term incentive bonus with a target payment of 100% of base salary to be comprised of cash and/or equity based awards.

The Company may terminate Mr. Light’s employment agreement at any time by notice in writing with immediate effect and Mr. Light may terminate his agreement upon one year’s notice. In the case of termination other than for “cause” (as defined in his employment agreement), in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Light will be entitled to:

(i)	continued payment of base salary for 12 months from the date of termination,

(ii)	a pro-rata portion of the annual bonus for which he was then eligible for the fiscal year in which the date of termination occurs, and

(iii)	a lump sum payment equal to the cost of the COBRA premium for 12 months of coverage at the same level as in effect immediately prior to the date of termination.

If Mr. Light’s employment agreement is terminated by the Company for cause or if he resigns, Mr. Light will be entitled to any accrued but unpaid benefits or obligations as of the date of termination.

The agreement also includes other terms, including severance payments upon termination by reason of death or disability (as defined in the employment agreement) equal to the annual bonus he otherwise would have received, based on actual performance, pro-rated based on the portion of the fiscal year that had elapsed prior to his termination of employment, as well as, upon death, continued payment to Mr. Light’s estate of base salary then in effect for six months.

Mr. Light’s entitlement to any share options or share awards is governed by the terms of the relevant plan. During the term of his employment and for specified periods thereafter, Mr. Light is subject to confidentiality, non-solicitation and non-competition restrictions.

Mr. Light’s Retention Agreement

In Fiscal 2011, in recognition of Mr. Light’s important role in the transition of Mr. Barnes into his new position as Chief Executive Officer, the Company determined it was important to retain Mr. Light’s services for the Company. In order to do so the Board of Directors agreed to make a cash payment to Mr. Light of $750,000 (subject to legally required deductions), provided that he continues to be an employee of the Company in good standing through August 1, 2012. The payment will be made as soon as practical following that date.

iv) Robert Anderson

Mr. Anderson has an employment agreement dated March 1, 2003 with a UK subsidiary, which can be terminated on one year’s notice in writing by either party or will otherwise terminate on Mr. Anderson’s 65th birthday.

Pursuant to the agreement, Mr. Anderson will (i) receive an annual base salary of £265,000, subject to annual review, (ii) be eligible for an annual maximum bonus of up to 100% of base salary (with a target bonus of 50% of base salary in accordance with the Company’s current annual bonus plan).

If Mr. Anderson is terminated on less than one year’s notice other than due to “summary termination” (as defined in his employment agreement), in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Anderson will be entitled to continued payment of base salary for the balance of the one-year notice period, payable in accordance with the Company’s payroll practice.

Mr. Anderson’s entitlement to any share options or share awards is governed by the terms of the relevant plan, and his employment agreement contains confidentiality and non-competition clauses.

During the term of his employment and for specified periods thereafter, Mr. Anderson is subject to confidentiality, non-solicitation and non-competition restrictions.

Mr. Anderson’s Retention Agreement

In Fiscal 2011, in recognition of Mr. Anderson’s important role in the transition of Mr. Barnes into his new position as Chief Executive Officer, the Company determined it was important to retain Mr. Anderson’s services for the Company. In order to do so, the Board of Directors agreed to make a cash payment to him of $500,000 (subject to legally required deductions), provided that he continues to be an employee of the Company in good standing through August 1, 2012. The payment, which will be made in pounds sterling calculated at the exchange rate in effect on August 1, 2012, will be made as soon as practical following that date.

v) William Montalto

Mr. Montalto has an employment agreement dated as of August 9, 2004, as amended, with a US subsidiary. Mr. Montalto has given notice that his employment will terminate effective June 29, 2012.

Pursuant to the agreement, Mr. Montalto will (i) receive an annual base salary of $430,000, subject to annual review, (ii) be eligible for an annual maximum bonus of up to 100% of base salary (with a target bonus of 50% of base salary in accordance with the Company’s current annual bonus plan), and (iii) be eligible for a long-term incentive bonus with a target payment of 70% of base salary to be comprised of cash and/or equity based awards.

In the case of termination without “cause” (as defined in his employment agreement), in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Montalto will be entitled to:

(i)	continued payment of base salary for 12 months from the date of termination, payable in accordance with the Company’s payroll practice, and

(ii)	a pro-rata portion of the annual bonus for the fiscal year in which the date of termination occurs.

If Mr. Montalto’s employment agreement is terminated by the Company for cause, Mr. Montalto will be entitled to any accrued but unpaid benefits or obligations to the date of termination.

The agreement also includes other customary terms, including severance payments of a pro rata portion of annual bonus upon Mr. Montalto’s death or disability as well as continued payment to his estate of base salary for a period of six months upon his death. Mr. Montalto’s entitlement to any share options or share awards is governed by the terms of the relevant plan, and his employment agreement contains confidentiality, non-solicitation and non-competition clauses.

Mr. Montalto’s Separation Agreement

Mr. Montalto has entered into a separation agreement with a US subsidiary and will be retiring effective June 29, 2012. The separation agreement entitles Mr. Montalto, subject to execution of a general release, to (i) a pro rata portion of his annual bonus for the year of termination based on actual performance, (ii) extension of the exercise period of his vested options for one year post-termination of employment and (iii) pro rata vesting of portions of his restricted stock and restricted stock units issued under the Omnibus Incentive Plan. The separation agreement also extends the duration of non-solicitation and non-competition restrictions to two years post-termination.

TERMINATION PAYMENTS

The following table shows payments, the value of accelerated vesting of equity compensation and the value of benefits that would have been provided, or that would have accrued, to the named executive officers in the event of a termination of employment or if a change in control of the Company had occurred on January 28, 2012 and on the further assumption that the employment of the named executive officer was involuntarily terminated without cause at that time.

Name	Early vesting of restricted stock and units(1) $	Cash severance payment $(2)	Welfare benefits $		Total $

Michael W. Barnes	8,045,107	2,970,450	14,757	(3)	11,030,314
Ronald Ristau	1,398,947	1,431,476	—		2,830,423
Mark Light	4,516,026	2,005,850	14,757	(4)	6,536,633
Robert Anderson	2,675,287	809,193	—		3,484,480
William Montalto	2,078,109	1,296,000	—		3,376,109

(1)	The value of early vesting of restricted stock and of performance-based restricted share units was determined using $46.46 per share, the closing value of the Company’s Common Shares on January 28, 2012. In the event of a change in control, such units may vest at the maximum number of shares.
(2)	Cash severance payments were determined by applying the provisions of the relevant employment agreements. As a result, amounts include annual bonus payments for Fiscal 2012 paid in April/May 2012 and disclosed in the Bonus Table on page 28.
(3)	Pursuant to Mr. Barnes’s employment agreement, consists of medical insurance premiums of $14,757.
(4)	Pursuant to Mr. Light’s employment agreement, consists of estimated lump sum payment equal to the COBRA premium of $14,757.

Supplemental Retirement Benefits

Benefits under the Signet Group Pension Scheme, the Frozen DCP, and the DCP are vested for all named executive officers.

Change of Control

Under the Share Option, Share Save and Long Term Incentive Plans, if there is a change in control of the Company, or a Court Scheme of Arrangement affecting the Company, a partial vesting pro rata to the length of time since grant may occur at that time, provided the Compensation Committee is satisfied that the performance conditions have been fulfilled in respect of the period from the date of grant of an award to the date of the change of control. There is an exception in the rules where the change of control or Court Scheme of Arrangement involves an internal reconstruction of the Company in which case Awards will continue unaffected. Any share option granted pursuant to the vesting of an Award may only be exercised within six months of the date of the change in control or Court Scheme of Arrangement. Alternatively, with the consent of an acquiring company, a share option granted pursuant to the vesting of an Award may be exchanged for an option over shares in the acquiring company.

Following any de-merger, capitalization issue, any offer or invitation made by way of rights or any subdivision, consolidation, reduction or other variation in the share capital of Signet, the middle market price used to calculate the Share part of a vested award and share options granted pursuant to the vesting of an Award will be adjusted in such manner as the Compensation Committee shall determine and which, except in the case of a capitalization, is in the opinion of the auditors fair and reasonable.

Under the terms of the Omnibus Incentive Plan, if a change of control occurs, unless otherwise prohibited by applicable law, or unless the Compensation Committee determines otherwise in an award agreement, the Committee may (but is not required to) make adjustments in the terms of outstanding awards, such as: (i) continuation or assumption by the surviving company or its parent; (ii) substitution by the surviving company or its parent of awards with substantially the same terms; (iii) accelerated exercisability, vesting and/or lapse of restrictions immediately prior to the occurrence of such event; (iv) upon written notice, provision for mandatory exercise of any outstanding awards, to the extent then exercisable, during a certain period (contingent on the consummation of the change of control) at the end of which the awards terminate; and (v) cancellation of all or any portion for fair value (as determined by the Committee). While it is the Committee’s intention in the event of a change of control to make adjustments in the terms of outstanding awards in accordance with (i) and (ii) above as the Committee is unable to predict the exact circumstance of any change of control, it is considered prudent to reserve to itself the discretion of considering alternatives (iii), (iv) and (v) if the circumstances warrant it. For awards granted in Fiscal 2013, if awards are not assumed upon a change of control, restricted stock will fully vest and performance units will vest based on actual performance to the time of the change of control but on a prorated basis; and if awards are assumed upon a change of control the restricted stock will continue to vest and performance units will be converted or remain outstanding equal to the amount that would have vested based on actual performance to the time of the change of control, and such remaining award shall be subject to service based vesting for the original performance period. Such modified awards will be subject to full vesting upon a termination without cause, and pro rata vesting upon a termination due to death, disability or retirement following the change of control or as otherwise provided in an individual employment agreement.

Non-Competition Covenants Affected by Change in Control

The duration of certain non-competition covenants could be amended with consent following termination of employment in the event a change in control was to occur.

Death or Disability

If any of the named executive officers had died or become disabled during Fiscal 2012, performance restricted share units then unvested would have vested early. The value of such early vesting is shown in the Termination Payments table above. See the discussion of Employment Agreements above on page 46 for additional information concerning death and disability benefits available to the named executive officers.

Equity Compensation Plan Information

The following table sets forth certain information, as of January 28, 2012, concerning common shares authorized for issuance under all of our equity compensation plans.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders.	1,965,400	$19.56	5,364,400
Equity compensation plans not approved by security holders	—		—
Total	1,965,400	$19.56	5,364,400

1)	Shares indicated include vesting of all future performance conditions being achieved at maximum levels.

2)	Calculated at an average exchange rate of £1:$1.60.

DIRECTOR COMPENSATION

The following table summarizes the total compensation of each of the Company’s Directors during Fiscal 2012, other than Mr. Barnes whose compensation is included in the Summary Compensation Table.

Name	Fees earned or paid in cash $	Stock Awards $(1)	Total $
Sir Malcolm Williamson	250,000	100,000	350,000
Robert Blanchard	100,000	90,000	190,000
Dale W. Hilpert	90,000	90,000	180,000
Marianne Parrs	100,000	90,000	190,000
Thomas G. Plaskett	100,000	90,000	190,000
Russell Walls	115,000	90,000	205,000
H. Todd Stitzer(2)	18,500	18,500	37,000

(1)	In accordance with ASC 718, the amounts calculated are based on the aggregate grant date fair value of the restricted stock units (in the column entitled “Stock Awards”). For information on the valuation assumptions, refer to note 22 in the Signet financial statements filed on Form 10-K for the fiscal year ended January 28, 2012.
(2)	Mr. Stitzer joined the Board in January 2012.

The Company has a share ownership policy applicable to Directors to better align management’s interests with those of Shareholders over the long-term.

The Chairman is expected to build a holding of Common Shares with a minimum value of $250,000, to be achieved within five years of selection as Chairman, and independent Directors are expected to achieve a minimum share ownership of $150,000 within five years of election to the Board of Directors. Once these share ownership holdings are achieved at any given share price, the requirement is considered to have been met notwithstanding any subsequent change in share price. The minimum holding is to be maintained while he or she is a Director of the Company.

The Chairman of the Board receives an annual fee of $350,000. This total is split so that $250,000 per annum is paid quarterly in pounds sterling, at the prevailing exchange rate, and $100,000 is paid in restricted shares based upon the closing share price on the day of the annual general meeting.

The annual basic fee for independent Directors are $180,000, split so that $90,000 per annum is paid in cash quarterly in arrears (at the prevailing exchange rate where appropriate) and $90,000 is paid in restricted shares based upon the closing share price on the day of the annual general meeting. No Committee meeting fees are payable, but additional annual amounts are paid to the chairman of each of the Committees in the sums of $20,000 per annum for the Audit and Compensation Committees and $15,000 for the Nomination and Corporate Governance Committee.

The Company has entered into indemnification agreements with the independent Directors (and some of the executive officers) of the Company, agreeing to indemnify such persons against expenses, judgments, fines and amounts paid in settlement of, or incurred in connection with, any threatened, pending or completed action, suit or proceeding in which the Director was or is, or is threatened to be made, a party by reason of his or her service as a Director, Officer, employee or agent of the Company, provided that the Director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the Company and, with respect to any criminal action or proceeding, provided he or she had reasonable cause to believe such actions were lawful. Each indemnification agreement also provides for the advance of expenses incurred by the Director in defending any proceeding.

PROPOSAL THREE

(Item 3 on the Proxy Card)

Vote to Approve, on a Non-Binding Advisory Basis, the Compensation of Named Executive Officers as Disclosed in the Proxy Statement

Shareholders are being asked to vote, on a non-binding advisory basis, on the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis (“CDA”), the Fiscal 2012 Summary Compensation Table and related tables and narrative discussion contained in this Proxy Statement.

Explanation

Our Board of Directors recognizes the interest our Shareholders have in the compensation of our executives. In recognition of that interest and as required by the Dodd-Frank Act, we are providing our Shareholders with the opportunity to cast a vote, on a non-binding advisory basis, on the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC as set forth in this Proxy Statement (also referred to as “Say-on-Pay”).

As described in our CDA, Signet’s compensation philosophy has been designed to deliver competitive total compensation upon the achievement of annual and long-term financial goals that will attract, motivate and retain leaders who will drive the creation of Shareholder value. The primary compensation principle, therefore, is to target total compensation at approximately the median of a customized group of comparator companies.

The Committee believes that our executive compensation programs, executive officer pay levels and individual pay actions approved for our executive officers, including our named executive officers, are directly aligned with our executive compensation philosophy, fully support its goals and provide an appropriate balance between risk and incentives. (Shareholders are urged to read the CDA section of this Proxy Statement, which discusses in greater detail how our compensation policies and procedures implement our executive compensation philosophy.)

We are asking our Shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal gives our Shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our Shareholders to vote FOR the following resolution at the Annual General Meeting:

“RESOLVED, that the compensation paid to Signet’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Disclosure and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

Shareholders should note that the vote is advisory and not binding on the Company and its Board of Directors or Compensation Committee. Our Board of Directors and Compensation Committee value the opinion of our Shareholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in our Proxy Statement, we will consider our Shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Form of Direction Annual General Meeting 2012 Form of Direction for use by holders within the Depositary Interest facility in relation to the Annual General Meeting to be held on June 15, 2012.

I/We, being (a) holder(s) of interests in securities of Signet Jewelers Limited via the Depositary Interest facility hereby direct Capita IRG Trustees (Nominees) Limited (see note 2) to vote in proportion to my/our holding at the Annual General Meeting of Signet Jewelers Limited to be held at the Hilton Akron/Fairlawn 3180 W. Market Street, Akron, Ohio 44333, United States at 11:00 a.m. EDT on June 15, 2012 and at any adjournment thereof (see note 5)

NOTICE OF AVAILABILITY— Notice of Meeting/Proxy Statement and 2012 Annual Report on Form 10-K

Important—please read carefully

You can now access the 2012 Annual Report on Form 10-K and Notice of Meeting/Proxy Statement and give your voting direction electronically by visiting the Company’s website: http://www.signetjewelers.com/shareholders, to be directed to Capita Registrars’ share portal.

You should read the 2012 Annual Report on Form 10-K and Notice of Meeting/Proxy Statement before you make a decision in respect of the proposals contained herein. This notification is not a summary of the proposals and should not be regarded as a substitute for reading the 2012 Annual Report on Form 10-K and Notice of Meeting/Proxy Statement.

Please note the deadline for receiving Forms of Direction is 11:00 a.m. EDT (4.00 p.m. UK time) on June 12, 2012, which is 72 hours before the start of the meeting.

Event Code:	Investor Code:	Barcode:

		Please mark ‘X’ to indicate how you wish to vote	For	Against	Abstain
1.	To elect seven directors to the Company’s Board of Directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected in accordance with the Bye-laws of the Company.
	a)	H. Todd Stitzer
	b)	Robert Blanchard
	c)	Dale W. Hilpert
	d)	Marianne Parrs
	e)	Thomas G. Plaskett
	f)	Russell Walls
	g)	Michael Barnes
2.	To appoint KPMG LLP as independent auditor of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next Annual General Meeting of the Company and to authorize the Audit Committee to determine its compensation.
3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).

Signature or common seal	Date	2012

Notes for completion of Form of Direction

NOTES:

1.	To be effective, this Form of Direction and the power of attorney or other authority (if any) under which it is signed, or a notarially or otherwise certified copy of such power or authority, must be deposited at Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU not later than 72 hours before the time appointed for holding the Annual General Meeting.

2.	Neither Capita IRG Trustees (Nominees) Limited nor its appointed custodian will exercise voting rights in the absence of express instructions from the beneficial holders within the Depositary Interest facility.

3.	Any alterations made to this Form of Direction must be initialled or will not be valid.

4.	In the case of a company, this Form of Direction should be given under its common seal or under the hand of an officer or attorney duly authorized in writing.

5.	Please indicate how you wish Capita IRG Trustees (Nominees) Limited to vote the securities underlying your holding by placing an “X” in the box provided or by giving your voting direction electronically. If you wish to direct Capita IRG Trustees (Nominees) Limited to vote less than your full voting entitlement, please enter the number of securities that you would like Capita IRG Trustees (Nominees) Limited to exercise voting rights in respect of in the relevant box on the Form of Direction. On receipt of this form duly signed, you will be deemed to have authorized Capita IRG Trustees (Nominees) Limited to vote, or to abstain from voting, as per your instructions. If you wish to give your voting instruction electronically, please log-on to the website detailed in the box above, and click on UK Shareholder which will lead you to Capita Registrars’ share portal. From here, click on ‘Access your Account’ and follow the on-screen instructions. You will need your investor code which is provided on the Form of Direction.

6.	In the case of joint holders, this Form of Direction may be signed by any one of such holders, but the instruction of the senior who tenders a direction shall be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose seniority shall be determined by the order in which the names appear in the Nominee register.

7.	This form is issued only to the addressee(s) and is specific to the class of security and the unique designated account printed hereon. This personalized form is not transferable between different (i) account holders; (ii) classes of security; or (iii) uniquely designated accounts. Signet Jewelers Limited and Capita IRG Trustees (Nominees) Limited accept no liability for any instruction that does not comply with these conditions.

8.	If you would like to attend the 2012 Annual General Meeting, please contact Capita IRG Trustees (Nominees) Limited, Regulated Business Team, to request a Letter of Representation.

9.	Holders of interests in securities of Signet Jewelers Limited via the Depositary Interest facility may give a voting direction through CREST in accordance with the procedures set out in the CREST manual. You should refer to the instructions on page 3 of the Proxy Statement.

10.	You may revoke your direction at any time before it is voted by sending written notice of revocation or by submission of a properly executed direction bearing a later date to the Registrars.

Form of Proxy for Non-US Shareholders Annual General Meeting 2012

Form of Proxy for Non-US Shareholders for use at the Annual General Meeting to be held on June 15, 2012. Before completing this form, please read the explanatory notes on the reverse side.

I/We, being (a) holder(s) of Common Shares, par value of US$ 0.18 per share in Signet Jewelers Limited, hereby appoint the Chairman of the meeting or the following person (see note 1 on reverse side)

as my/our proxy to vote for me/us on my/our behalf at the Annual General Meeting of the Company to be held at the Hilton Akron/Fairlawn, 3180 W. Market Street, Akron, Ohio 44333, United States at 11:00 a.m. EDT on June 15, 2012 and at any adjournment thereof. I/We direct my/our proxy to vote on the resolutions set out in the notice convening the Annual General Meeting as follows and otherwise as he shall think fit.

☐ Please tick here if this proxy appointment is one of multiple appointments being made.

NOTICE OF AVAILABILITY—

Notice of Meeting/Proxy Statement and 2012 Annual Report on Form 10-K

Important—please read carefully

You can now access the 2012 Annual Report on Form 10-K and Notice of Meeting/Proxy Statement and appoint a proxy to cast your vote electronically by visiting the Company’s website: http://www.signetjewelers.com/shareholders.

You should read the 2012 Annual Report on Form 10-K and Notice of Meeting/Proxy Statement before you make a decision in respect of the proposals contained herein. This notification is not a summary of the proposals and should not be regarded as a substitute for reading the 2012 Annual Report on Form 10-K and Notice of Meeting/Proxy Statement.

Please note the deadline for receiving proxies is 12:01 a.m. EDT (5.01 a.m. UK time) on June 15, 2012,

which is approximately 11 hours before the start of the meeting.

Event Code:	Investor Code:	Barcode:

		Please mark ‘X’ to indicate how you wish to vote	For	Against	Abstain
1.	To elect seven directors to the Company’s Board of Directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected in accordance with the Bye-laws of the Company.
	a)	H. Todd Stitzer
	b)	Robert Blanchard
	c)	Dale W. Hilpert
	d)	Marianne Parrs
	e)	Thomas G. Plaskett
	f)	Russell Walls
	g)	Michael Barnes
2.	To appoint KPMG LLP as independent auditor of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next Annual General Meeting of the Company and to authorize the Audit Committee to determine its compensation.
3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).

Signature or common seal	Date	2012

Notes for completion of Form of Proxy for Non-US Shareholders

Notes

1.	A shareholder may appoint a proxy or proxies (who need not be a shareholder of the Company). To appoint as a proxy a person other than the Chairman of the meeting delete the words ‘the Chairman of the meeting or’ and insert the full name of your proxy in the space provided. Please initial the amendment. You may also appoint more than one proxy provided each proxy is appointed to exercise the rights attached to a different share or shares held by you. The following options are available:

(a)	To appoint the Chairman as your sole proxy in respect of all your shares, simply fill in any voting instructions by placing an X in the appropriate box opposite each resolution and sign and date this Form of Proxy for Non-US Shareholders.
(b)	To appoint a person other than the Chairman as your sole proxy in respect of all your shares, delete the words ‘the Chairman of the meeting or’ and insert the name and address of your proxy in the spaces provided. Then fill in any voting instructions by placing an X in the appropriate box and sign and date this Form of Proxy for Non-US Shareholders.
(c)	To appoint a proxy in relation to less than your full voting entitlement, please enter in the box next to the proxy holder’s name the number of shares in relation to which they are authorized to act as your proxy. If left blank your proxy will be deemed to be authorized in respect of your full voting entitlement.
(d)	To appoint more than one proxy, please sign and date this Form of Proxy for Non-US Shareholders and attach a schedule listing the names and addresses (in block letters) of all of your proxies, the number of shares in respect of which each proxy is appointed (which, in aggregate, should not exceed the number of shares held by you) and indicating how you wish each proxy to vote or abstain from voting. If you wish to appoint the Chairman as one of your multiple proxies, simply write ‘the Chairman of the Meeting’. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given.
2.	Where the Chairman is appointed as your proxy, and unless otherwise indicated, the proxy will vote in accordance with the recommendations of the Board “for” each of the resolutions.
3.	This Form of Proxy for Non-US Shareholders must be completed and deposited by post or by hand so as to arrive, not later than 11 hours before the time set for the meeting, to Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU, during usual business hours accompanied by any power of attorney (or other authority certified notarially or in some other way approved by the Directors) under which it is executed (if applicable).
4.	Please execute and date the Form of Proxy for Non-US Shareholders. A company must execute the Form of Proxy for Non-US Shareholders under either its common seal or the hand of a duly authorized Officer or attorney. In the case of an individual this Form of Proxy for Non-US Shareholders must be signed by the appointer or his agent duly authorized in writing.
5.	This Form of Proxy for Non-US Shareholders is for use by Non-US Shareholders in respect of the Shareholder account specified above only and should not be amended or submitted in respect of a different account.
6.	In the case of joint holders, the signature of only one of the joint holders is required but if more than one votes, the vote of the senior (according to the order in which the names stand in the register in respect of the holding) who tenders a vote in person or by proxy will be accepted to the exclusion of the votes of the other joint holder(s).
7.	The vote ‘Abstain’ option is to enable you to abstain on any particular resolution. Such a vote is not a vote in law and will not be counted in the votes ‘For’ and ‘Against’ a resolution.
8.	To submit your voting instruction electronically, you will need to go to the website on the reverse side and click on “UK Shareholder” which will lead you to Capita Registrars’ share portal. From here you can log-on to your share portal account or register for the share portal if you have not already done so. To register for the share portal you will need your investor code set-out on this Form of Proxy for Non-US Shareholders. Once registered you will immediately be able to submit a proxy vote. Please note that the Company takes all reasonable precautions to ensure that no viruses are present in any electronic communication it sends out but the Company cannot accept responsibility for loss or damage arising from the opening or use of any email as attachment from the Company and recommends that Shareholders subject all messages to virus checking procedures prior to use. Any electronic communication received by the Company including lodgement of a form of proxy, that is found to contain any virus will not be accepted.
9.	The proxy must attend the meeting in person to represent you. The completion and return of this Form of Proxy for Non-US Shareholders will not preclude you from attending and voting in person at the Meeting should you subsequently decide to do so.
10.	Any alteration made in this Form of Proxy for Non-US Shareholders should be initialled by the person(s) signing it.
11.	You may revoke your direction at any time before it is voted by sending written notice of revocation or by submission of a properly executed form of proxy bearing a later date to the Registrars or by attending the Annual General Meeting and giving notice of revocation in person.

FORM OF PROXY FOR US SHAREHOLDERS ANNUAL GENERAL MEETING OF SHAREHOLDERS OF June 15, 2012 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual General Meeting Proxy Statement and the Annual Report on Form 10-K to Shareholders for the year ended January 28, 2012 are available at http://www.signetjewelers.com/shareholders Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect seven directors to the Company’s Board of Directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected in accordance with the amended Bye-laws of the Company. a) Todd Stitzer b) Robert Blanchard c) Dale Hilpert d Marianne Parrs e) Thomas Plaskett f) Russell Walls g) Michael W. Barnes . ELECTION OF DIRECTORS: 1. To elect seven directors to the Company’s Board of Directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected in accordance with the amended Bye-laws of the Company. a) H. Todd Stitzer b) Robert Blanchard c) Dale Hilpert d Marianne Parrs e) Thomas Plaskett f) Russell Walls g) Michael W. Barnes 2. To appoint KPMG LLP as independent auditor of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next Annual General Meeting of the Company and to authorize the Audit Committee to determine its compensation. 3. To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote). FOR AGAINST ABSTAIN PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00003333333303000000 8 061512 signet jewelersSignature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To amend the Company’s Bye-laws to provide for the annual election of Directors in the manner contemplated in Appendix 1 to the Proxy Statement. 2. If proposal 1 is approved, to elect seven directors to the Company’s Board of Directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected in accordance with the amended Bye-laws of the Company. a) Sir Malcolm Williamson b) Michael W. Barnes c) Robert Blanchard d) Dale Hilpert e) Russell Walls f) Marianne Parrs g) Thomas Plaskett 1. To elect seven directors to the Company’s Board of Directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected in accordance with the amended Bye-laws of the Company. a) H. Todd Stitzer b) Robert Blanchard c) Dale Hilpert d Marianne Parrs e) Thomas Plaskett f) Russell Walls g) Michael W. Barnes 2. To appoint KPMG LLP as independent auditor of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next Annual General Meeting of the Company and to authorize the Audit Committee to determine its compensation. 3. To approve, on a non-binding advisory basis, the compensation of our named executive officers JOHN SMITH ficers as disclosed in the Proxy Statement (the “Say-on-Pay” vote). 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 FORM OF PROXY FOR US SHAREHOLDERS ANNUAL MEETING OF SHAREHOLDERS OF June 15, 2012 INTERNET - Access “www.signetjewelers.com/shareholders” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Enter your voting instructions up until June 15, 2012 at 12:01 a.m. which is approximately 11 hours before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 00003333333303000000 8 061512 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual General Meeting Proxy Statement and the Annual Report on Form 10-K to Shareholders for the year ended January 28, 2012 are available at http://www.signetjewelers.com/shareholders FOR AGAINST ABSTAIN

14475 SIGNET JEWELERS LIMITED Proxy for the Annual General Meeting of Shareholders on June 15, 2012 Solicited on Behalf of the Board of Directors The undersigned hereby appoints the Chairman with full power of substitution and power to act alone, as proxy to vote all the Common Shares which the undersigned would be entitled to vote if personally present and acting at the Annual General Meeting of Shareholders of Signet Jewelers Limited, to be held at The Hilton Akron / Fairlawn, 3180 W. Market Street, Akron, Ohio, 44333 United States, on Friday, June 15, 2012 at 11.00 a.m. EDT, and at any adjournments or postponements thereof, as set forth on the reverse side. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2 & 3, AND A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED. (Continued and to be signed on the reverse side.)

Signet jewelers 1. To elect seven directors to the Company’s Board of Directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected in accordance with the amended Bye-laws of the Company. a) H. Todd Stitzer b) Robert Blanchard c) Dale Hilpert d Marianne Parrs e) Thomas Plaskett f) Russell Walls g) Michael W. Barnes 2. To appoint KPMG LLP as independent auditor of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next Annual General Meeting of the Company and to authorize the Audit Committee to determine its compensation. 3. To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote). Important Notice of Availability of Proxy Materials for the Shareholder Meeting of To Be Held On: June 15, 2012 at 11:00 a.m. EDT at the Hilton Akron/Fairlawn, 3180 W. Market Street, Akron, Ohio, United States This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and should not be regarded as a substitute for reading the proxy materials. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before June 1, 2012. Please visit http://www.signetjewelers.com, where the following materials are available for view: Notice of Annual General Meeting of Shareholders Proxy Statement Form of Electronic Proxy Card Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-776-9962 or 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.signetjewelers.com/shareholders and follow the on-screen instructions. You may enter your voting instructions up until June 15, 2012 at 12:01 a.m. which is approximately 11 hours before the start of the meeting. IN PERSON: You may vote your shares in person by attending the Annual General Meeting. TELEPHONE: If you are US Shareholder you may vote by telephone. To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. MAIL: If you wish to vote by mail, you may request a form of proxy by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail.